united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

DEAN FUNDS

Dean Small Cap Value Fund

Dean Mid Cap Value Fund

Dean Equity Income Fund

Annual Report

March 31, 2024

Dean Small Cap Value Fund

Management Discussion of Fund Performance (Unaudited)

March 31, 2024

Management’s Discussion & Analysis

The Dean Small Cap Value Fund (the “Fund”) returned -0.56% net of fees for the twelve months ended March 31, 2024, compared with a +18.75% return for the Fund’s primary benchmark, the Russell 2000 Value Index and a +19.71% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

Macro factors were a very strong headwind for the portfolio in the past fiscal year. The momentum factor for the portfolio was the worst performing factor relative to the benchmark as a result of the portfolio having less exposure to momentum stocks in a period when momentum stock had a strong performance. High momentum stocks are those with the highest price appreciation over roughly the past twelve months; and that cohort of stocks continued to climb higher still in the past year. This was a large detractor for the portfolio given Dean Capital Management, LLC’s (“DCM”) process of typically selling stocks that are rising in price and getting expensive relative to our estimate of normalized earnings power, while buying stocks that are falling in price and getting more attractively valued relative to DCM’s estimate of normalized earnings power. Thus, having less momentum was a material headwind as being underweight the benchmark in the momentum factor is the portfolio’s second largest relative factor exposure.

In addition to momentum stocks working well, which worked against the portfolio, the high quality and low volatility factors materially underperformed in the past year as well. High quality can be defined as those stocks with high profitability, low financial leverage, and low earnings variability. These are all traits that DCM seeks when analyzing companies as our process looks for high quality companies, yet these qualities were deeply out of favor this past year in the small cap market as investors embraced risk while hoping for multiple interest rate cuts from the Federal Reserve. Low volatility stocks are those with the lowest fluctuations in price, and the portfolio typically has an outsized weighting to these types of stocks as a residual of seeking high quality companies with narrow ranges of outcomes.

Being overweight the low volatility factor is the portfolio’s largest relative factor exposure, while having an overweight to high quality stocks is its third largest relative factor exposure. Consequently, having all three of the portfolio’s largest relative factor exposures moving in an unfavorable direction materially held back the portfolio’s performance this past year. The macro factor backdrop was a challenging one for the portfolio, to say the least.

1

Dean Small Cap Value Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the fiscal year ended March 31, 2024 was Communication Services. The portfolio benefited from being underweight the benchmark in the Communication Services sector, which underperformed the benchmark’s overall return. Stock selection within the sector was positive as well.

The second-best performing sector relative to the benchmark was Health Care. The portfolio benefited from better than benchmark stock selection. The positive stock selection stemmed from the Health Care Equipment & Services industry where one portfolio holding was acquired for a premium in the past year and another reported multiple consecutive quarters of improving earnings.

The worst performing sector relative to the benchmark for the last twelve months was Industrials. The underperformance was driven mostly by the Transportation industry. The portfolio holds sizeable weights in two trucking companies where the excess capacity in the space continues to put pressure on contract rates. We believe that the excess capacity will eventually start to unwind as smaller, less well capitalized, and unprofitable trucking companies start to exit the business. This will leave market share gains in a rising contract rate environment for the portfolio’s larger, well capitalized companies. This process of reducing excess capacity is taking longer than expected; meanwhile, the Capital Goods stocks continue to march upward as their overearning relative to DCM’s estimate of normalized earnings power has been extended by Government spending on onshoring manufacturing. The portfolio is overweight the Transportation industry and underweight the Capital Goods industry, which weighed on results. DCM’s analysis points to significantly lower risk, higher return potential in the underearning Transportation industry when compared to the Capital Goods industry. Capital Goods companies are currently overearning DCM’s estimate of normalized earnings power while the market bestows elevated price to earnings multiples on them – a combination that leads to a low potential return forecast that also sports higher risk.

The second worst performing sector relative to the benchmark was Consumer Discretionary. The underperformance was due to stock selection as some of the riskiest and highest beta stocks in the sector had the best performance in the index. The portfolio’s holdings, which generally have a narrower range of outcomes, did not keep pace. In addition, the portfolio had multiple holdings in this sector report earnings that were below consensus estimates, which led to price declines.

2

Dean Small Cap Value Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company during the fiscal year was AZZ, Inc. (AZZ). AZZ is a provider of galvanizing solutions and a variety of other metal coating and coil coating solutions to a broad range of end markets in North America. AZZ’s strong stock price performance has been driven by solid earnings that have stemmed from increased infrastructure and onshoring trends helped along by Government spending programs. It has also benefited from trends such as the migration to pre-painted steel and aluminum as well as the conversion from plastics to aluminum. Given the powerful stock price move to the upside, we have been reducing AZZ’s weight in the portfolio, but continue to maintain a position.

The second largest contributing stock was National Healthcare Corp. (NHC). NHC operates skilled nursing facilities, assisted living facilities, and independent living facilities as well as home care programs. It provides sub-acute and post-acute skilled nursing care, intermediate nursing care, rehabilitative care, memory and Alzheimer’s care, senior living services, and home health care services. Increased occupancy and a moderation in labor cost increases has helped to drive solid earnings for NHC the last few quarters. In addition, it was added to the S&P Small Cap 600 Index this past year, which helped propel the stock higher. The large upward price move caused NHC to become expensive relative to DCM’s estimate of normalized earnings power, thus it was sold from the portfolio.

The largest detracting stock during the fiscal year was Premier, Inc. (PINC). PINC is a leading healthcare improvement company with operations spanning group purchasing (GPO), SaaS informatics, consulting and advisory services, and direct product sourcing. The company serves 4,400+ hospitals (~86% of all U.S. community hospitals), 225,000+ alternate site providers, and has data spanning a meaningful percentage of U.S. hospital patients. PINC repeatedly missed analysts’ earnings expectations as labor, inflation, supply chain disruptions, and rising interest rates create a difficult environment for hospitals, which is PINC’s end market. In addition, pricing power for the business seems to have eroded as its end markets consolidate. The duration of PINC underearning DCM’s estimate of full cycle normalized earnings power has shifted from what we thought was transitory to being longer term. Given the extended duration of underearning, we exited the PINC position and redeployed the capital to companies where there is more assuredness of returning to normalized earning power in a reasonable timeframe.

The second largest detracting stock was SSR Mining Inc. (SSRM). SSRM is a precious metals mining company with mines located in the United States, Canada, Argentina, and Turkey. We entered a position in SSRM because it was a U.S. based mining company with

3

Dean Small Cap Value Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

a net cash balance sheet that paid a solid dividend and was underearning DCM’s estimate of normalized earnings power as production was starting to ramp on its major mines. This was all erased in one day when an unforeseen and unfortunate landslide took place at its mine in Turkey causing lost lives and possible environmental contamination. The Turkish Government revoked SSRM’s mining permits and all operations at the mine were ceased indefinitely. According to most estimates, this mine accounted for 50-65% of SSRM’s net asset value. Given the extreme hit to normalized earnings power along with the unknown liabilities, we sold SSRM out of the portfolio after the stock dropped materially on the news. This event does highlight DCM’s bottom-up risk management, however, as mining companies are wide range of outcome stocks exactly for this type of reason. Thus, we keep the portfolio weighting lower than in narrow range of outcome stocks. The SSRM weighting was never above 0.90% of the portfolio over the entire holding period, and the weight was 0.76% right before the accident. We use our sizing of positions as one area of risk management, and it helped in this case by preventing this unfortunate event and SSRM’s collapsing stock price from causing greater damage to the portfolio.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the benchmark are currently in the Utilities and Consumer Staples sectors. The largest underweight sectors relative to the benchmark are currently in the Energy and Real Estate sectors. Throughout the past year, the portfolio’s weightings in the Financials and Utilities sectors increased the most in, while the weightings in the Real Estate and Industrials sectors decreased the most. As always, these relative weights are a residual of our bottom-up opportunities and not based on a top-down macro call on the market or economy.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

4

Investment Results (Unaudited)

Average Annual Total Returns(a) as of March 31, 2024

	One Year	Five Year	Ten Year
Dean Small Cap Value Fund	(0.56)%	7.32%	6.43%
Russell 2000 Value Index(b)	18.75%	8.17%	6.87%
Russell 2000 Index(b)	19.71%	8.10%	7.58%

Total annual operating expenses, as disclosed in the Dean Small Cap Value Fund’s (the “Fund”) prospectus dated July 29, 2023, were 1.14% of the Fund’s average daily net assets. The Dean Investment Associates, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or to reimburse certain Fund operating expenses through July 31, 2024, but only to the extent necessary so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers)) do not exceed 1.25% of the Fund’s average daily net assets. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/ expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2024, except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser. Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 899-8343.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 2000 Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios forecasted growth values. The indices are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index or the indices. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 899-8343.

5

Investment Results (Unaudited) (continued)

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Value Index and the Russell 2000 Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Value Index and the Russell 2000 Index on March 31, 2014 and held through March 31, 2024.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Russell 2000 Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios forecasted growth values. The indices are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

6

Dean Mid Cap Value Fund

Management Discussion of Fund Performance (Unaudited)

March 31, 2024

Management’s Discussion & Analysis

The Dean Mid Cap Value Fund (the “Fund”) was up +19.98% (net of fees) for the fiscal year ended March 31, 2024, compared with a +20.40% return for the Fund’s primary benchmark, the Russell Midcap Value Index and a 22.35% return for the Russell Midcap Index.

Macro Factors Impacting Performance

Macro style factors were a significant headwind for the past year relative to the Russell Midcap Value Index. The portfolio’s largest factor exposures are overweight quality stocks, those with higher profitability, lower leverage, and lower earnings variability and overweight low volatility stocks, those with lower beta and residual volatility. Over the past year, stocks with low volatility and high quality characteristics were out of favor as investors risk appetite increased. The change in sentiment was primarily driven by inflation showing measurable decline, leading to expectations the Federal Reserve would cut interest rates multiple times in 2024. The expectation of moderating inflation and easing monetary policy while employment and economic activity remained steady, led to a risk on environment where stocks with high volatility, higher earnings leverage and wide ranges of outcomes outperformed. In addition, large capitalization stocks materially outperformed small capitalization stocks. The Dean Mid Cap Value Fund’s strategy has a weighted average market capitalization that is lower than the benchmark index, which also created a headwind to performance.

Sector Performance (best/worst relative to benchmark)

The portfolio’s best performing sector relative to the Russell Midcap Value Index for the twelve month period ended was Real Estate. The portfolio benefited from being underweight a sector that underperformed the benchmark for the year. In addition, stock selection was positive as senior housing operator Welltower, Inc. (WELL) was up 34.1% as occupancy improved while costs moderated post COVID, and industrial warehouse developer Stag Industrial, Inc. (STAG) was up 18.4% on continued strong demand for its properties.

The portfolio’s second best performing sector relative to the benchmark was Communication Services. Stock selection was the primary driver of the sector’s outperformance. Video game developer Take-Two Interactive Software, Inc. (TTWO) was up 24.5% in the year. Take-Two has been spending heavily on game development of late and finally announced the much anticipated release date for Grand Theft Auto 6. The company’s slate of new releases over the next two years improved the prospects for the stock as revenues should accelerate on lower development spending. Advertising agency Omnicom Group, Inc.

7

Dean Mid Cap Value Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

(OMC) was up 5.9% vs the benchmark’s sector return of -4.6%. Omnicom outperformed the sector as organic revenue growth remained strong throughout the year.

The worst performing sector relative to the benchmark for the last twelve months was Utilities. Sector allocation was negative as the portfolio was overweight a sector that underperformed the benchmark. In general, the Utilities sector has lagged in the past year as higher interest rates negatively impact a sector that requires significant capital for investment. The portfolio remains overweight the sector due to the discount valuation and relatively low risk and consistent 6-8% earnings growth. As valuation normalizes, we believe the potential return over the next few years looks attractive relative to the broad market with a wider range of outcomes and is trading at a premium valuation relative to history. Poor stock selection accounted for the majority of the underperformance. The sectors relative underperformance was driven more by index holdings that were not owned in the portfolio. With artificial intelligence demanding significant computing capacity, which in turn creates the need for significant electrical power for the data centers, investor focus turned to power generation utilities with capital programs to build low-cost nuclear or renewable energy. Stocks such as Vistra Corp. (VST), Constellation Energy Corp. (CEG), and NRG Energy, Inc. (NRG) were up 197.1%, 137.9% and 104.9% respectively. While we concur the opportunity for improved growth for these companies exists, the multiples being paid for volatile power generation assets is atypical. The greatest detractor from performance was regulated utility, Ameren Corp. (AEE), down -11.5%. Ameren had a negative outcome in a rate case in Illinois where the allowed return on capital invested was lower than was expected, calling into question the company’s future earnings growth as Ameren responded with lowering planned future capital spending in the state.

The second worst performing sector relative to the benchmark was Consumer Discretionary. The underperformance was due to stock selection as some of the most volatile and highest beta stocks in the sector had the best performance. In general, the portfolio’s holdings were concentrated in stocks with a narrower range of outcomes and underperformed in a risk-on environment. Two holdings in particular contributed to the stock underperformance. Automotive drive-train supplier BorgWarner, Inc. (BWA) was down -18.5% in the twelve month period as were several other large OEM auto supplier stocks. Many of the suppliers had ramped capacity to supply the electronic vehicle (EV) market as the next leg of growth. Those plans have been called into question as adoption has been slow, and many OEMs have reduced investment in EV design and production. Auto parts and industrial components distributor Genuine Parts Co. (GPC) was down -4.9% in the twelve month period. The company saw top line slowing in both segments as competition and inventory destocking impacted sales.

8

Dean Mid Cap Value Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

Individual Securities Performance (best/worst absolute contributors)

PulteGroup, Inc. (PHM) was the largest contributing stock for the year, up 108.6%. PulteGroup is a national homebuilder with the primary business being single-family detached homes with an average selling price of $571,000. In the face of rising interest rates, demand has remained strong for new homes, and the homebuilders have been able to maintain margins due to the limited need for discounting to drive volume. Considering demand has remained relatively strong at higher interest rates, the stocks surged late in the second half of the year as markets assumed interest rates would moderate on moderating inflation, which were expected to improve affordability and increase demand. While order volumes will be impacted by interest rates and affordability, we continue to believe volumes will remain higher than in the past 10 years dictated by demographics as the population in household forming years increases. While trimming the position due to outperformance, the portfolio continues to hold PulteGroup,

Eagle Materials, Inc. (EXP), up 86.1% for the year, is a manufacturer of cement, aggregates, concrete, gypsum wallboard and recycled paperboard. The company is a prime beneficiary of the strong construction cycle, especially within the residential markets. The concrete and cement division experienced strong volumes as commercial and residential construction continues at a brisk pace. Strong demand has allowed the company to take significant price increases in cement, boosting revenues and expanding profit margins. Wallboard experienced several quarters of weak demand but recently has seen volumes stabilize with lower pricing offsetting volume stabilization. However, inventories have corrected, and the industry is expected to raise wallboard prices in the near term as volumes improve. The portfolio continues to hold the stock.

The largest detracting stock for the year was FMC Corp. (FMC), down -45.7%. FMC is an agricultural sciences company providing crop protection and plant health products. Insecticides account for 61% of sales, herbicides 26%, fungicides 6% and other products 7%. Latin America accounts for 36% of sales, North America 25%, Asia 21%, and Europe 18%. FMC lowered guidance multiple times over the past year as volumes were negatively impacted by drought in Latin America and Australia and extremely high channel inventories. As raw material inputs for FMC’s products declined significantly, customers chose to delay purchases and work off channel inventories in hopes of better pricing in the future. This led to significant volume and margin shortfalls for the company. In addition, a stock short report was released by an activist investor highlighting a significant roll-off patent protections for the company’s products, which could lead to significant generic competition in the future. The Fund exited the position on increasing fundamental risk.

9

Dean Mid Cap Value Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

Conagra Brands, Inc. (CAG) was the second largest detracting stock in the year, down -17.5%. Conagra Brands is a food company focusing on branded, private brands and value-added consumer food. The company’s core legacy brands include Birds Eye, Duncan Hines, Healthy Choice, Marie Callender’s, Reddi-wip and Slim Jim. Newer growth brands include Angie’s BOOMCHICKAPOP, Duke’s, Earth Balance, Gardein and Frontera. Segments include Grocery & Snacks, Refrigerated & Frozen, Foodservice, and International which account for 41%, 42%, 9% and 8% of sales, respectively. Conagra, like many companies in the packaged food segment, has seen headwinds to the revenue line as core grocery volumes decline and price increases are less pronounced. The reduced top line has led to margin compression as rising costs and lower volume reduce operating leverage. The industry concern is promotional activity may need to accelerate to stimulate volumes as inflationary pressures have changed buying habits. The Fund continues to hold Conagra.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the benchmark are the Consumer Staples and Financials sectors. The largest underweight sectors relative to the benchmark are the Information Technology and Energy sectors. Throughout the past year, the Fund’s weightings relative to the Russell Midcap Value Index increased the most in the Financials and Consumer Staples sectors, while decreasing the most in the Industrials and Materials sectors.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

10

Investment Results (Unaudited)

Average Annual Total Returns(a) as of March 31, 2024

	One Year	Five Year	Ten Year
Dean Mid Cap Value Fund	19.98%	10.58%	9.03%
Russell Midcap Value Index(b)	20.40%	9.94%	8.57%
Russell Midcap Index(b)	22.35%	11.10%	9.95%

Total annual operating expenses, as disclosed in the Dean Mid Cap Value Fund’s (the “Fund”) prospectus dated July 29, 2023, were 1.08% of the Fund’s average daily net assets (0.85% after fee waivers/expense reimbursements by Dean Investment Associates, LLC (the “Adviser”)). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers)) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2024. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2024, except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser. Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 899-8343.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The indices are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

11

Investment Results (Unaudited) (continued)

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 899-8343.

12

Investment Results (Unaudited) (continued)

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap Value Fund, the Russell Midcap Value Index, and the Russell Midcap Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Value Index and the Russell Midcap Index on March 31, 2014 and held through March 31, 2024.

The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The indices are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

13

Dean Equity Income Fund

Management Discussion of Fund Performance (Unaudited)

March 31, 2024

Management’s Discussion & Analysis

The Dean Equity Income Fund’s (the “Fund”) total return was 8.43% for the fiscal year ended March 31, 2024, compared with the Fund’s primary benchmark, the Russell 1000 Value Index up 20.27%.

Macro Factors Impacting Performance

Almost all broad market factors were headwinds in the year ended March 31, 2024 as the investment world shifted from almost universal expectations for a recession, or at least a deep slow down, to risk-on growth. Portfolio positioning with higher dividend yields and lower Momentum, Valuation, Earnings Variability, and Stock Price Volatility were all strong headwinds during the year. The Momentum factor speaks well to the current environment where investors are flocking to stocks that have worked in this market upswing while disposing of anything that lags. It has been an extremely difficult market environment for a traditional value investor looking for high quality bargains, especially those with higher dividend yields. We believe the upside is that the longer this goes on both the probability and magnitude of reversal continue to grow.

Sector Performance (best/worst relative to benchmark)

For the year ended March 31, 2024, the Fund portfolio’s highest positive impacting sector was Real Estate. The portfolio’s overweight in this underperforming sector detracted from the positive attribution. However, stock selection was very strong with several holdings solidly outperforming the benchmark Real Estate sector performance. Specifically, Digital Realty Trust, (DLR) was up 52.3%, Lamar Advertising Co., Class A (LAMR) was up 25.7%, Essex Property Trust, Inc. (ESS) was up 21.9%, and Public Storage (PSA) was up 19.4% (during the portfolio holding period). All of these returns were well in excess of the sector’s 9.9% return. The portfolio continues to hold all these positions.

The portfolio’s second best sector this year was Health Care. The portfolio was underweight this underperforming sector relative to the benchmark with strong performance from Merck & Co., Inc. (MRK) and Amgen, Inc. (AMGN) up 27.4% and 21.6% respectively. Merck is a global health care company focused on prescription medicines, vaccines, biologic therapies, animal health, and consumer care products. Keytruda sales proved more resilient than first thought as the drug, accounting for roughly a third of MRK’s sales, continued to grow. This sales beat led to higher profitability than expected and an upbeat outlook. In the closing days of the year, the FDA announced MRK’s high blood pressure drug, Winrevair, was approved, demonstrating the strength of the company’s pipeline and adding another potential blockbuster drug to its sales lineup. Amgen is a global leader in biotechnology-based human therapeutics, with historical expertise in renal disease and cancer supportive-

14

Dean Equity Income Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

care products. Amgen reported strong earnings with positive results from multiple cancer pipeline drugs targeting small cell lung cancer and renal cancer. The FTC also settled its suit to block the Horizon Therapeutics deal, allowing it to move forward. The portfolio continues to hold MRK and AMGN.

The Utility sector was the largest detracting sector due to both allocation and stock selection. The portfolio was overweight this underperforming sector and poor performance from several positions contributed to the weakness. Stock price weakness in Xcel Energy, Inc. (XEL, -21.3% during the holding period), Eversource Energy (ES, -26.3%, during the holding period), WEC Energy Group, Inc. (WEC, -10.0%), Alliant Energy Corp. (LNT, -2.2%), and American Electric Power Co., Inc. (AEP, -1.3%) contributed to negative attribution within Utilities. While XEL and ES had some company specific issues, Utilities in general represent well the relative underperformance of the Dean Equity Income Fund’s strategy over the last year or so. These two companies have experienced fairly good fundamental earnings, growth, and estimate revisions, while their price/earnings multiple continues to fall, and their dividend yield continues to rise. The discount in the Utilities sector relative to the broad market has reached historic levels. We do not feel this is either justified by fundamental facts nor sustainable in the long run. Thus, the portfolio continues to hold a large overweight in the sector and positions in XEL, WEC, LNT, and AEP, while exiting ES.

The Industrial sector was the second largest detracting sector. The portfolio was underweight this outperforming sector, and stock selection added to that allocation weakness. United Parcel Service, Inc., Class B (UPS) was down -20.2% over the year due to broad volume weakness in the shipping industry as well as a poor recovery from customers lost in the run up to a potential labor strike last summer. We feel the current earnings weakness at UPS is transitory and provides an opportunity for future investment returns. The portfolio continues to hold the position.

Individual Securities Performance (best/worst absolute contributors)

The highest contributing holding in the year was JPMorgan Chase & Co. (JPM) which returned 58.1%. JPM is a global financial services business offering retail banking, investment banking, asset management, card member services, and commercial banking, amongst other services. JPM earned record net interest income across all U.S. banks and built its common equity tier one ratio to 15%, 260 basis points above regulatory minimums, providing a robust cushion for its balance sheet should the macro environment take a turn for the worst. Management announced it expected investment banking fees to grow double digits on a rebound in transaction activity. The stock performed in line with this positive sentiment, and the portfolio continues to hold the position.

15

Dean Equity Income Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

The second highest contributing holding was Fastenal Co. (FAST). Fastenal is a global distributor of industrial and construction supplies with over 1.4mm products, 34% of which are threaded fasteners. FAST returned 47.5% during the year on solid earnings growth driven by strong volumes along with healthy signing targets for its onsite managed inventory solutions business. Its non-warehousing end markets continue to be soft but stable, providing a reasonable basis for operating margin expansion as demand returns with management targeting mid-single digit growth in the medium term. With healthy inventory channels, store consolidations nearing an end, and easier comps in 2024, management remains confident in their outlook. The portfolio continues to hold FAST.

The lowest contributing security in the fiscal year was Advanced Auto Parts, Inc. (AAP). AAP is an aftermarket automotive parts distributor and retailer with 60% of its customers being do-it-for-me (DIFM) repair shops, and the remainder do-it-yourself (DIY) consumers. AAP was down -39.3% in the holding period. Unfortunately, management proved that the issues that began in the fourth quarter of 2022 were not as temporary, nor as easily fixed, as they had led the investment community to believe. After further reports of poor execution, the portfolio decided to sell its position in AAP.

The second largest detracting security in the year was Eversource Energy (ES). ES is a utility company providing electric service to customers in Connecticut, New Hampshire, and western Massachusetts, as well as natural gas throughout Connecticut. Eversource was down -26.3% in the holding period. During the fiscal year, ES sold its interest in undeveloped offshore lease areas and other projects under development to Ørsted, resulting in a $0.95 per share after-tax impairment charge, causing the company to miss earnings estimates. However, these projects are currently untenable due to inflationary pressures, and Ørsted is seeking further subsidy help just to complete them. Given the unknown costs involved with the disposal of these assets, as well as the exceptional opportunities elsewhere in the Utility sector, the portfolio exited ES.

Current Positioning and Opportunities

The Dean Equity Income portfolio continues to be overweight invested in higher dividend yielding securities with greater profitability than the benchmark. Additionally, the portfolio continues to have lower market beta and volatility relative to the benchmark. Utility, Consumer Staples, and Real Estate are the portfolio’s largest overweight sectors relative to the benchmark Russell 1000 Value Index, while Financials, Industrials, and Health Care are the most underweight sectors relative to the benchmark.

Investors’ disdain for quality high dividend stocks continued into 2024, and as such we continue to find tremendous value in our core universe. In one sense it is quite disheartening to experience poor relative performance. But, on the other hand, we believe it is such

16

Dean Equity Income Fund

Management Discussion of Fund Performance (Unaudited) (continued)

March 31, 2024

an environment that provides the springboard for future outperformance, and we are optimistic – not despite recent performance, but because of it.

The economy remains in a middle ground. If anything, there has been marginal improvement in several measures over the last few months. It is potentially a goldilocks scenario where the economy is not too hot to drive excessive inflation (and rising interest rates), but not to cool to risk recession in the near future. This viewpoint adds to our optimism for the Fund’s strategy. It is our opinion that growth will likely not be enough to justify some current unusually high valuations in the broad market, while many of our investments continue to perform well fundamentally, improving the portfolio risk/reward.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

17

Investment Results (Unaudited)

Average Annual Total Returns(a) as of March 31, 2024

	One Year	Since Inception (11/22/2022)
Dean Equity Income Fund(b)	8.43%	4.07%
Russell 1000 Value Index(b)	20.27%	13.23%

Total annual operating expenses, as disclosed in the Dean Equity Income Fund’s (the “Fund”) prospectus dated July 29, 2023, were 1.04% of the Fund’s average daily net assets (0.70% after fee waiver and expense reimbursement by Dean Investment Associates, LLC (the “Adviser”)). The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through July 31, 2024, but only to the extent necessary so that total operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers)) do not exceed 0.70% of the Fund’s average daily net assets. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2024, except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser. Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 899-8343.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b)	The Russell 1000 Value Index (the “Index”) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

18

Investment Results (Unaudited) (continued)

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 899-8343.

Comparison of the Change in the Value of a $10,000 Investment in the Dean Equity Income Fund and the Russell 1000 Value Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 1000 Value Index on November 22, 2022 and held through March 31, 2024.

The Russell 1000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

19

Fund Holdings (Unaudited)

Dean Small Cap Value Fund Holdings as of March 31, 2024*

*	As a percentage of net assets

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

20

Fund Holdings (Unaudited)

Dean Mid Cap Value Fund Holdings as of March 31, 2024*

*	As a percentage of net assets.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

21

Fund Holdings (Unaudited)

Dean Equity Income Fund Holdings as of March 31, 2024*

*	As a percentage of net assets.

The investment objective of the Dean Equity Income Fund is long-term capital appreciation with an income focus. Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www. sec.gov and on the Funds’ website at www.deanmutualfunds.com.

22

Dean Small Cap Value Fund
Schedule of Investments
March 31, 2024

COMMON STOCKS — 99.32%	Shares	Fair Value
Communications — 1.95%
TEGNA, Inc.	317,791	$4,747,798

Consumer Discretionary — 13.70%
Advance Auto Parts, Inc.	34,969	2,975,512
Carter’s, Inc.	50,834	4,304,623
Columbia Sportswear Co.	57,795	4,691,798
Johnson Outdoors, Inc., Class A	36,587	1,687,027
Leggett & Platt, Inc.	152,825	2,926,599
Malibu Boats, Inc., Class A(a)	46,624	2,017,886
Silgan Holdings, Inc.	128,059	6,218,545
Standard Motor Products, Inc.	90,985	3,052,547
Wendy’s Co. (The)	291,727	5,496,137
		33,370,674
Consumer Staples — 7.03%
Calavo Growers, Inc.	40,796	1,134,537
Cal-Maine Foods, Inc.	91,792	5,401,959
Fresh Del Monte Produce, Inc.	164,481	4,261,703
SpartanNash Co.	117,698	2,378,677
Spectrum Brands Holdings, Inc.	22,017	1,959,733
TreeHouse Foods, Inc.(a)	50,672	1,973,674
		17,110,283
Energy — 1.62%
Dril-Quip, Inc.(a)	38,854	875,381
World Kinect Corp.	115,590	3,057,355
		3,932,736
Financials — 25.11%
1st Source Corp.	79,003	4,141,337
Camden National Corp.	76,414	2,561,397
Cathay General Bancorp	64,432	2,437,463
Diamond Hill Investment Group, Inc.	23,104	3,561,944
Employers Holdings, Inc.	120,450	5,467,226
Federated Hermes, Inc., Class B	132,265	4,777,411
Great Southern Bancorp, Inc.	59,738	3,274,837
Independent Bank Corp.	37,559	1,953,819
Nelnet, Inc., Class A	39,988	3,784,864
Open Lending Corp.(a)	96,001	600,966
PJT Partners, Inc., Class A	63,625	5,997,293
PROG Holdings, Inc.	75,281	2,592,678
QCR Holdings, Inc.	71,719	4,356,211
S&T Bancorp, Inc.	90,659	2,908,341
Safety Insurance Group, Inc.	46,786	3,845,341
WaFd, Inc.	81,917	2,378,051
Waterstone Financial, Inc.	153,962	1,873,718
White Mountains Insurance Group Ltd.	2,590	4,647,237
		61,160,134
Health Care — 7.72%
Addus HomeCare Corp.(a)	35,130	3,630,334

See accompanying notes which are an integral part of these financial statements.

23

Dean Small Cap Value Fund
Schedule of Investments (continued)
March 31, 2024

COMMON STOCKS — 99.32% - continued	Shares	Fair Value
Health Care — 7.72% - continued
AMN Healthcare Services, Inc.(a)	32,703	$2,044,265
Haemonetics Corp.(a)	21,694	1,851,583
Patterson Companies, Inc.	104,260	2,882,789
Perrigo Co. PLC	55,043	1,771,834
Prestige Consumer Healthcare, Inc.(a)	91,306	6,625,163
		18,805,968
Industrials — 13.48%
Air Transport Services Group, Inc.(a)	94,868	1,305,384
Argan, Inc.	98,753	4,990,977
Astec Industries, Inc.	58,768	2,568,749
AZZ, Inc.	44,034	3,404,269
Brady Corp., Class A	78,193	4,635,281
Heartland Express, Inc.	446,332	5,329,204
Seaboard Corp.	1,619	5,219,526
Werner Enterprises, Inc.	137,283	5,370,511
		32,823,901
Materials — 1.59%
Stepan Co.	42,901	3,862,806

Real Estate — 3.99%
CareTrust REIT, Inc.	161,729	3,941,336
Cousins Properties, Inc.	61,680	1,482,787
Getty Realty Corp.	104,260	2,851,511
Universal Health Realty Income Trust	39,016	1,432,277
		9,707,911
Technology — 7.12%
Benchmark Electronics, Inc.	140,197	4,207,312
CSG Systems International, Inc.	87,585	4,514,131
MAXIMUS, Inc.	48,729	4,088,363
Verra Mobility Corp.(a)	59,092	1,475,527
Viavi Solutions, Inc.(a)	204,473	1,858,660
Vishay Intertechnology, Inc.	52,453	1,189,634
		17,333,627
Utilities — 16.01%
American States Water Co.	62,975	4,549,314
Avista Corp.	181,803	6,366,741
Northwest Natural Holding Co.	133,398	4,965,074
Northwestern Energy Group, Inc.	128,703	6,554,844
ONE Gas, Inc.	77,222	4,983,136
Portland General Electric Co.	104,257	4,378,794
Spire, Inc.	117,209	7,193,115
		38,991,018

Total Common Stocks/Investments — 99.32% (Cost $236,855,781)		241,846,856
Other Assets in Excess of Liabilities — 0.68%		1,663,909
NET ASSETS — 100.00%		$243,510,765

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

24

Dean Mid Cap Value Fund
Schedule of Investments
March 31, 2024

COMMON STOCKS — 98.02%	Shares	Fair Value
Communications — 3.19%
Omnicom Group, Inc.	23,397	$2,263,894
Take-Two Interactive Software, Inc.(a)	12,157	1,805,193
		4,069,087
Consumer Discretionary — 10.27%
AutoZone, Inc.(a)	668	2,105,303
BorgWarner, Inc.	66,444	2,308,265
Genuine Parts Co.	11,393	1,765,117
Hasbro, Inc.	20,568	1,162,503
PulteGroup, Inc.	21,256	2,563,899
Skechers U.S.A., Inc., Class A(a)	28,367	1,737,762
Yum China Holdings, Inc.	36,242	1,442,069
		13,084,918
Consumer Staples — 9.02%
BJ’s Wholesale Club Holdings, Inc.(a)	22,173	1,677,387
Casey’s General Stores, Inc.	6,117	1,947,959
Conagra Brands, Inc.	68,279	2,023,790
Pilgrim’s Pride Corp.(a)	108,038	3,707,865
US Foods Holding Corp.(a)	39,453	2,129,278
		11,486,279
Energy — 3.57%
Baker Hughes Co., Class A	56,657	1,898,010
Pioneer Natural Resources Co.	10,093	2,649,412
		4,547,422
Financials — 18.68%
Ameriprise Financial, Inc.	5,307	2,326,801
Assurant, Inc.	13,560	2,552,534
Bank of New York Mellon Corp. (The)	43,047	2,480,368
Globe Life, Inc.	17,509	2,037,522
Hartford Financial Services Group, Inc. (The)	24,926	2,568,625
Prosperity Bancshares, Inc.	33,260	2,187,843
Raymond James Financial, Inc.	22,173	2,847,457
Regions Financial Corp.	99,933	2,102,590
Reinsurance Group of America, Inc.	12,081	2,330,183
W.R. Berkley Corp.	26,914	2,380,274
		23,814,197
Health Care — 6.71%
Encompass Health Corp.	34,101	2,816,060
Jazz Pharmaceuticals PLC(a)	16,210	1,952,008
Quest Diagnostics, Inc.	15,163	2,018,347
Zimmer Biomet Holdings, Inc.	13,381	1,766,024
		8,552,439
Industrials — 18.11%
Curtiss-Wright Corp.	7,674	1,964,083
Dover Corp.	13,916	2,465,776
Gates Industrial Corp. PLC(a)	94,046	1,665,555
Hubbell, Inc.	5,429	2,253,307

See accompanying notes which are an integral part of these financial statements.

25

Dean Mid Cap Value Fund
Schedule of Investments (continued)
March 31, 2024

COMMON STOCKS — 98.02% - continued	Shares	Fair Value
Industrials — 18.11% - continued
ITT, Inc.	18,886	$2,569,063
L3Harris Technologies, Inc.	11,775	2,509,253
Littelfuse, Inc.	7,264	1,760,430
MSC Industrial Direct Co., Inc., Class A	18,045	1,751,087
Regal Rexnord Corp.	11,087	1,996,768
Republic Services, Inc.	11,489	2,199,454
Stanley Black & Decker, Inc.	19,803	1,939,308
		23,074,084
Materials — 5.90%
Avery Dennison Corp.	10,781	2,406,858
Eagle Materials, Inc.	10,169	2,763,426
International Flavors & Fragrances, Inc.	27,220	2,340,648
		7,510,932
Real Estate — 8.03%
AvalonBay Communities, Inc.	10,016	1,858,569
CBRE Group, Inc., Class A(a)	23,703	2,304,880
Regency Centers Corp.	31,119	1,884,567
STAG Industrial, Inc.	58,874	2,263,116
Welltower, Inc.	20,568	1,921,874
		10,233,006
Technology — 6.71%
Arrow Electronics, Inc.(a)	16,974	2,197,454
Broadridge Financial Solutions, Inc.	9,099	1,864,021
Global Payments, Inc.	16,515	2,207,395
SS&C Technologies Holdings, Inc.	35,325	2,273,870
		8,542,740
Utilities — 7.83%
Ameren Corp.	22,326	1,651,231
Atmos Energy Corp.	16,165	1,921,534
CenterPoint Energy, Inc.	64,532	1,838,517
Entergy Corp.	22,479	2,375,580
OGE Energy Corp.	63,691	2,184,601
		9,971,463

Total Common Stocks/Investments — 98.02% (Cost $97,963,510)		124,886,567
Other Assets in Excess of Liabilities — 1.98%		2,519,739
NET ASSETS — 100.00%		$127,406,306

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements

26

Dean Equity Income Fund
Schedule of Investments
March 31, 2024

COMMON STOCKS — 97.85%	Shares	Fair Value
Communications — 6.14%
BCE, Inc.	49,278	$1,674,466
Omnicom Group, Inc.	13,169	1,274,232
Verizon Communications, Inc.	57,012	2,392,224
		5,340,922
Consumer Discretionary — 4.10%
Home Depot, Inc. (The)	5,696	2,184,986
Packaging Corp. of America	7,264	1,378,562
		3,563,548
Consumer Staples — 13.76%
Altria Group, Inc.	55,915	2,439,011
Flowers Foods, Inc.	56,489	1,341,614
Hershey Co. (The)	10,765	2,093,793
Kimberly-Clark Corp.	17,610	2,277,854
PepsiCo, Inc.	7,420	1,298,574
Philip Morris International, Inc.	17,663	1,618,284
Sysco Corp.	11,026	895,091
		11,964,221
Energy — 8.01%
Chevron Corp.	15,729	2,481,092
EOG Resources, Inc.	19,596	2,505,153
Kinder Morgan, Inc., Class P	107,962	1,980,023
		6,966,268
Financials — 15.87%
BlackRock, Inc.	1,933	1,611,542
Canadian Imperial Bank of Commerce	32,295	1,638,002
JPMorgan Chase & Co.	11,758	2,355,128
PNC Financial Services Group, Inc. (The)	11,392	1,840,947
Principal Financial Group, Inc.	20,694	1,786,099
Prudential Financial, Inc.	17,715	2,079,741
T. Rowe Price Group, Inc.	20,432	2,491,070
		13,802,529
Health Care — 9.87%
Amgen, Inc.	5,696	1,619,486
Bristol-Myers Squibb Co.	21,268	1,153,364
Johnson & Johnson	15,572	2,463,334
Merck & Co., Inc.	14,841	1,958,270
Pfizer, Inc.	50,114	1,390,664
		8,585,118
Industrials — 9.58%
Fastenal Co.	29,995	2,313,814
Lockheed Martin Corp., Class B	3,867	1,758,982
Paychex, Inc.	10,295	1,264,226
Union Pacific Corp.	4,964	1,220,797
United Parcel Service, Inc., Class B	11,915	1,770,927
		8,328,746

See accompanying notes which are an integral part of these financial statements.

27

Dean Equity Income Fund
Schedule of Investments (continued)
March 31, 2024

COMMON STOCKS — 97.85% - continued	Shares	Fair Value
Materials — 3.00%
Air Products & Chemicals, Inc.	6,375	$1,544,472
Sonoco Products Co.	18,342	1,060,901
		2,605,373
Real Estate — 9.97%
American Tower Corp., Class A	7,786	1,538,436
Digital Realty Trust, Inc.	12,071	1,738,707
Essex Property Trust, Inc.	7,107	1,739,865
Lamar Advertising Co., Class A	19,126	2,283,835
Public Storage	4,703	1,364,152
		8,664,995
Technology — 5.09%
Cisco Systems, Inc.	42,537	2,123,022
Texas Instruments, Inc.	13,221	2,303,230
		4,426,252
Utilities — 12.46%
Alliant Energy Corp.	46,090	2,322,936
American Electric Power Co., Inc.	18,029	1,552,297
Duke Energy Corp.	25,972	2,511,752
WEC Energy Group, Inc.	31,406	2,579,060
Xcel Energy, Inc.	34,698	1,865,018
		10,831,063

Total Common Stocks/Investments — 97.85% (Cost $81,846,297)		85,079,035
Other Assets in Excess of Liabilities — 2.15%		1,866,001
NET ASSETS — 100.00%		$86,945,036

See accompanying notes which are an integral part of these financial statements.

28

Dean Funds
Statements of Assets and Liabilities
March 31, 2024

	Dean Small Cap	Dean Mid Cap	Dean Equity
	Value Fund	Value Fund	Income Fund
Assets
Investments in securities at value (cost $236,855,781, $97,963,510 and $81,846,297)	$241,846,856	$124,886,567	$85,079,035
Cash and cash equivalents	1,715,803	1,636,154	2,336,459
Receivable for fund shares sold	195,050	52,434	15,389
Receivable for investments sold	1,448,107	740,278	—
Dividends receivable	429,925	191,172	242,522
Prepaid expenses	23,909	22,407	13,104
Total Assets	245,659,650	127,529,012	87,686,509
Liabilities
Payable for investments purchased	1,730,667	—	371,252
Payable for fund shares redeemed	166,492	24,314	307,503
Payable to Adviser	184,074	57,003	30,159
Payable to affiliates	28,741	16,504	12,017
Payable to trustees	416	416	417
Other accrued expenses	38,495	24,469	20,125
Total Liabilities	2,148,885	122,706	741,473
Net Assets	$243,510,765	$127,406,306	$86,945,036
Net Assets consist of:
Paid-in capital	$242,405,091	$95,829,659	$84,129,428
Accumulated earnings	1,105,674	31,576,647	2,815,608
Net Assets	$243,510,765	$127,406,306	$86,945,036
Shares outstanding (unlimited number of shares authorized, no par value)	13,276,733	4,985,197	4,289,225
Net asset value, offering and redemption price per share	$18.34	$25.56	$20.27

See accompanying notes which are an integral part of these financial statements.

29

Dean Funds
Statements of Operations
For the Year Ended March 31, 2024

	Dean Small Cap	Dean Mid Cap	Dean Equity
	Value Fund	Value Fund	Income Fund
Investment Income
Dividend income (net of foreign taxes withheld of $4,299, $– and 33,102)	$5,513,346	$1,773,316	$2,846,636
Interest income	383,459	189,560	165,602
Total investment income	5,896,805	1,962,876	3,012,238

Expenses
Adviser	1,939,440	726,066	385,714
Administration	171,513	88,157	61,579
Transfer agent	47,448	12,803	4,930
Custodian	45,941	15,616	10,940
Registration	37,866	28,373	24,085
Fund accounting	34,042	22,128	17,563
Legal	28,248	28,248	24,864
Report printing	22,761	12,388	9,566
Audit and tax preparation	17,400	17,400	17,400
Trustee	17,304	17,304	17,304
Compliance services	9,667	9,667	9,882
Insurance	4,478	3,193	2,351
Pricing	1,542	1,320	1,268
Miscellaneous	69,380	38,949	24,227
Total expenses	2,447,030	1,021,612	611,673
Fees waived by Adviser	—	(199,996)	(72,686)
Net operating expenses	2,447,030	821,616	538,987
Net investment income	3,449,775	1,141,260	2,473,251

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	(2,708,265)	5,457,017	(472,310)
Net realized loss on foreign currency translations	—	—	(416)
Net change in unrealized appreciation (depreciation) of investment securities	515,241	11,986,481	4,845,737
Net change in unrealized depreciation of foreign currency	—	—	(428)
Net realized and change in unrealized gain (loss) on investments	(2,193,024)	17,443,498	4,372,583
Net increase in net assets resulting from operations	$1,256,751	$18,584,758	$6,845,834

See accompanying notes which are an integral part of these financial statements.

30

Dean Funds
Statements of Changes in Net Assets

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31, 2024	March 31, 2023	March 31, 2024	March 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,449,775	$3,592,767	$1,141,260	$946,890
Net realized gain (loss) on investment securities transactions	(2,708,265)	17,593,024	5,457,017	3,226,530
Net change in unrealized appreciation (depreciation) of investment securities	515,241	(11,956,951)	11,986,481	(4,524,099)
Net increase (decrease) in net assets resulting from operations	1,256,751	9,228,840	18,584,758	(350,679)
Distributions to Shareholders From:
Earnings	(4,213,239)	(2,517,470)	(5,542,683)	(3,867,873)
Total distributions	(4,213,239)	(2,517,470)	(5,542,683)	(3,867,873)
Capital Transactions
Proceeds from shares sold	86,038,573	64,099,879	50,878,255	7,559,031
Reinvestment of distributions	3,759,904	2,018,672	5,463,485	3,748,284
Amount paid for shares redeemed	(58,114,914)	(38,311,897)	(16,444,766)	(13,001,231)
Net increase (decrease) in net assets resulting from capital transactions	31,683,563	27,806,654	39,896,974	(1,693,916)
Total Increase (Decrease) in
Net Assets	28,727,075	34,518,024	52,939,049	(5,912,468)

Net Assets
Beginning of year	214,783,690	180,265,666	74,467,257	80,379,725
End of year	$243,510,765	$214,783,690	$127,406,306	$74,467,257

Share Transactions
Shares sold	4,837,337	3,487,527	2,143,691	333,562
Shares issued in reinvestment of distributions	210,639	107,376	238,476	166,368
Shares redeemed	(3,208,262)	(2,101,158)	(708,188)	(567,825)
Net increase (decrease) in shares outstanding	1,839,714	1,493,745	1,673,979	(67,895)

See accompanying notes which are an integral part of these financial statements.

31

Dean Funds
Statements of Changes in Net Assets (continued)

	Dean Equity Income Fund
	For the Year	For the Period
	Ended	Ended
	March 31, 2024	March 31, 2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,473,251	$524,043
Net realized gain (loss) on investment securities transactions	(472,726)	45,883
Net change in unrealized appreciation (depreciation) of investment securities	4,845,309	(1,612,567)
Net increase (decrease) in net assets resulting from operations	6,845,834	(1,042,641)
Distributions to Shareholders From:
Earnings	(2,937,770)	(50,960)
Total distributions	(2,937,770)	(50,960)
Capital Transactions
Proceeds from shares sold	21,174,113	75,338,469
Reinvestment of distributions	2,756,686	50,891
Amount paid for shares redeemed	(14,540,658)	(648,928)
Net increase in net assets resulting from capital transactions	9,390,141	74,740,432
Total Increase in Net Assets	13,298,205	73,646,831

Net Assets
Beginning of year	73,646,831	—
End of year	$86,945,036	$73,646,831

Share Transactions
Shares sold	1,109,139	3,825,371
Shares issued in reinvestment of distributions	143,259	2,533
Shares redeemed	(757,929)	(33,150)
Net increase in shares outstanding	494,471	3,794,754

(a)	For the period November 22, 2022 (commencement of operations) to March 31, 2023.

See accompanying notes which are an integral part of these financial statements.

32

Dean Small Cap Value Fund
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended March 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$18.78	$18.13	$16.96	$9.25	$14.19
Investment operations:
Net investment income	0.24	0.32	0.20	0.27	0.16
Net realized and unrealized gain (loss)	(0.35)	0.57	1.15	7.67	(4.51)
Total from investment operations	(0.11)	0.89	1.35	7.94	(4.35)
Less distributions to shareholders from:
Net investment income	(0.33)	(0.24)	(0.18)	(0.23)	(0.19)
Net realized gains	—	—	—	—	(0.40)
Total distributions	(0.33)	(0.24)	(0.18)	(0.23)	(0.59)
Net asset value, end of year	$18.34	$18.78	$18.13	$16.96	$9.25
Total Return(a)	(0.56)%	4.89%	7.98%	86.33%	(32.14)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$243,511	$214,784	$180,266	$169,048	$226,564
Ratio of net expenses to average net assets	1.14%	1.14%	1.13%	1.19%	1.15%
Ratio of gross expenses to average net assets before waiver or recoupment	1.14%	1.14%	1.13%	1.19%	1.15%
Ratio of net investment income to average net assets	1.60%	1.90%	1.15%	1.16%	1.14%
Portfolio turnover rate	81%	77%	57%	181%	157%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

33

Dean Mid Cap Value Fund
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended March 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$22.49	$23.79	$22.58	$14.26	$19.83
Investment operations:
Net investment income	0.23	0.29	0.19	0.16	0.22
Net realized and unrealized gain (loss)	4.12	(0.41)	2.34	8.34	(4.08)
Total from investment operations	4.35	(0.12)	2.53	8.50	(3.86)
Less distributions to shareholders from:
Net investment income	(0.26)	(0.21)	(0.20)	(0.18)	(0.22)
Net realized gains	(1.02)	(0.97)	(1.12)	—	(1.49)
Total distributions	(1.28)	(1.18)	(1.32)	(0.18)	(1.71)
Net asset value, end of year	$25.56	$22.49	$23.79	$22.58	$14.26
Total Return(a)	19.98%	(0.50)%	11.22%	59.75%	(22.04)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$127,406	$74,467	$80,380	$79,576	$32,673
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	1.02%
Ratio of gross expenses to average net assets before waiver or recoupment	1.06%	1.08%	1.06%	1.15%	1.30%
Ratio of net investment income to average net assets	1.18%	1.25%	0.75%	1.20%	1.14%
Portfolio turnover rate	48%	22%	27%	65%	76%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

34

Dean Equity Income Fund
Financial Highlights

(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	March 31,	March 31,
	2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$19.41	$20.00
Investment operations:
Net investment income	0.60	0.18
Net realized and unrealized gain (loss)	0.98	(0.71)
Total from investment operations	1.58	(0.53)
Less distributions to shareholders from:
Net investment income	(0.71)	(0.06)
Net realized gains	(0.01)	—
Total distributions	(0.72)	(0.06)
Net asset value, end of period	$20.27	$19.41
Total Return(b)	8.43%	(2.66	)% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$86,945	$73,647
Ratio of net expenses to average net assets	0.70%	0.70	% (d)
Ratio of gross expenses to average net assets before waiver or recoupment	0.79%	1.04	% (d)
Ratio of net investment income to average net assets	3.21%	3.62	% (d)
Portfolio turnover rate	19%	16	% (c)

(a)	For the period November 22, 2022 (commencement of operations) to March 31, 2023.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

35

Dean Funds
Notes to the Financial Statements
March 31, 2024

NOTE 1. ORGANIZATION

Dean Small Cap Value Fund (the “Small Cap Fund”), Dean Mid Cap Value Fund (the “Mid Cap Fund”) and Dean Equity Income Fund (the “Equity Income Fund”) (each a “Fund” and, collectively the “Funds”), are each organized as diversified series of Unified Series Trust (the “Trust”). The Small Cap Fund and the Mid Cap Fund were organized on November 13, 2006 and the Equity Income Fund was organized on November 15, 2022. The Funds are registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are each a series of the Trust currently authorized by the Board. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income. The investment objective of the Equity Income Fund is long-term capital appreciation with an income focus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial

36

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2024, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended March 31, 2024, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates

37

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset Value (“NAV”) per share of the Funds.

Cash and Cash Equivalents — Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statements of Assets and Liabilities. The Funds maintain cash in the bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

For the fiscal year ended March 31, 2024, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Equity Income Fund	$(1,145)	$1,145

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

38

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available

39

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that a Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

40

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2024:

Small Cap Fund		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$241,846,856	$—	$—	$241,846,856
Total	$241,846,856	$—	$—	$241,846,856

Mid Cap Fund		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	124,886,567	—	—	124,886,567
Total	$124,886,567	$—	$—	$124,886,567

Equity Income Fund		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	85,079,035	—	—	85,079,035
Total	$85,079,035	$—	$—	$85,079,035

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments during or at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Each Fund’s investments are managed by the Adviser pursuant to the terms of a management agreement with the Trust. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the management agreement for each Fund, the Adviser is entitled to a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90%, 0.75% and 0.50% of the average daily net assets of the Small Cap Fund, the Mid Cap Fund and the Equity Income Fund, respectively. For the fiscal year ended March 31, 2024, the Adviser earned management fees, before the waiver described below, of $1,939,440, $726,066 and $385,714 from the Small Cap Fund, the Mid Cap Fund and the Equity Income Fund, respectively. At March 31, 2024, the Adviser was owed $184,074 from the Small Cap Fund, $57,003 from the Mid Cap Fund and $30,159 from the Equity Income Fund.

The Adviser has contractually agreed to waive its management fee and/or to reimburse certain Fund operating expenses through July 31, 2024 for each Fund, but only to the extent necessary so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective

41

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business), do not exceed 1.25% of the Small Cap Fund’s average daily net assets, 0.85% of the Mid Cap Fund’s average daily net assets and 0.70% of the Equity Income Fund’s average daily net assets. For the fiscal year ended March 31, 2024, the Adviser waived fees of $199,996 and $72,686 for the Mid Cap Fund and the Equity Income Fund, respectively.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of March 31, 2024, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Mid Cap Fund and the Equity Income Fund no later than the dates stated below:

		Equity Income
Recoverable Through	Mid Cap Fund	Fund
March 31, 2025	$170,376	$—
March 31, 2026	172,518	48,814
March 31, 2027	199,996	72,686

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

42

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Funds for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Funds for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended March 31, 2024, purchases and sales of investment securities, other than short-term investments, were as follows:

	Purchases	Sales
Small Cap Fund	$208,629,741	$168,535,581
Mid Cap Fund	81,311,636	44,990,542
Equity Income Fund	24,815,079	14,216,806

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended March 31, 2024.

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

	Small Cap	Mid Cap	Equity Income
	Fund	Fund	Fund
Gross unrealized appreciation	$12,648,668	$27,749,103	$6,218,866
Gross unrealized depreciation	(11,390,584)	(868,853)	(3,414,199)
Net unrealized appreciation	$1,258,084	$26,880,250	$2,804,667
Tax cost of investments	$240,588,772	$98,006,317	$82,274,368

43

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

The tax character of distributions paid for the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

					Equity Income
	Small Cap Fund		Mid Cap Fund		Fund
	2024	2023	2024	2023	2024
Distributions paid from:
Ordinary income(a)	$4,123,239	$2,517,470	$1,112,013	$692,115	$2,931,936
Long-term capital gains	—	—	4,430,670	3,175,758	5,834
Total	$4,123,239	$2,517,470	$5,542,683	$3,867,873	$2,937,770

Equity Income
Fund
2023
Distributions paid from:
Ordinary income(a)	$50,960
Total distributions paid	$50,960

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

			Equity Income
	Small Cap Fund	Mid Cap Fund	Fund
Undistributed ordinary income	$1,609,190	$424,234	$64,918
Undistributed long-term capital gains	—	4,272,163	—
Accumulated capital and other losses	(1,761,600)	—	(53,981)
Unrealized appreciation on investments	1,258,084	26,880,250	2,804,671
Total accumulated earnings	$1,105,674	$31,576,647	$2,815,608

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of March 31, 2024, the Small Cap Fund and the Equity Income Fund had short-term capital loss carryforwards of $1,761,600 and $53,981, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended March 31, 2024, the Small Cap Fund utilized long-term capital loss carryforwards of $63,860.

44

Dean Funds
Notes to the Financial Statements (continued)
March 31, 2024

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2024, the Small Cap Fund had 25.11% of the value of its net assets invested in stocks within the Financials sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

45

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dean Funds and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising the funds listed below (the “Funds”), each a series of Unified Series Trust, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Dean Mid Cap Value Fund Dean Small Cap Value Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024, 2023, 2022, 2021, and 2020
Dean Equity Income Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from November 22, 2022 (commencement of operations) through March 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

46

Report of Independent Registered Public Accounting Firm (continued)

the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 30, 2024

47

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the liquidity risk of each individual series of the Trust (each a “Fund” and collectively, the “Funds”), taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with such Fund’s prospectus and within the requirements of the 1940 Act. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

48

Investment Advisory Agreement Approval (Unaudited)

The Dean Mid Cap Value Fund (the “Mid Cap Fund”), the Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Equity Income Fund (the “Equity Income Fund”) (together the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Funds and, as required by law, considered the approval of new interim and permanent investment management agreements with their investment adviser, Dean Investment Associates, LLC (“DIA”) and new interim and permanent sub-advisory agreements between DIA and Dean Capital Management, LLC (“DCM”)(collectively, the “Dean Agreements”). In connection with such approvals, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

The Trustees held a teleconference on November 7, 2023 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and DIA, and the sub-advisory agreements between DIA and DCM. At the Trustees’ quarterly meeting held in November 2023, the Board interviewed certain executives of DIA and DCM, including DIA’s Chief Compliance Officer and Chief Financial Officer, Executive Vice Presidents, Chief Operating Officer, President and Chief Executive Officer, as well as DCM’s Chief Compliance Officer/Director of Operations and portfolio managers. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust, DIA or DCM (the “Independent Trustees”), approved the Dean Agreements, subject to shareholder approval of the new permanent managements and sub-advisory agreements. The shareholders subsequently approved the new permanent management and sub-advisory agreements at a shareholder meeting held on February 1, 2024. The Trustees’ approval of the of the Dean Agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

(ii) Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended September 30, 2023. The Trustees noted that the Equity Income Fund

49

Investment Advisory Agreement Approval (Unaudited) (continued)

underperformed its peer group, Morningstar category and benchmark for the three-month period and acknowledged that one of the main reasons for underperformance was stock selection in the communications services sector. The Trustees observed that the Small Cap Fund had outperformed its primary benchmark, the Russell 2000 Value Index, Morningstar category, and peer group over the three-year and five-year periods but had underperformed each over the one-year and since-inception periods. The Trustees observed that the Mid Cap Fund had outperformed its primary benchmark, the Russell Midcap Value Index, and peer group over the one-year, three-year, and five-year periods. The Trustees acknowledged that the Mid Cap Fund underperformed the Russell MidCap Value Index and Morningstar category over the since-inception period and performed in line with its peer group over the same period. The Trustees noted that the Mid Cap Fund outperformed its Morningstar category median over the three-year and five-year periods but underperformed over the one-year and since-inception periods. The Trustees considered that the Mid Cap Fund changed its investment strategy from large cap value to mid-cap value in 2011 and more than ten years has passed since that change. The Trustees also noted that the Funds performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Funds’ performance to be satisfactory.

(iii) Fee Rate and Profitability. The Trustees reviewed fee and expense comparisons for the Funds’ respective Morningstar categories. The comparisons indicated that the Small Cap Fund’s management fee and net expense ratio are higher than the medians and averages of its Morningstar category. The comparisons indicated that the Mid Cap Fund’s management fee is higher than the median and average of its Morningstar category but that its net expense ratio is slightly lower than the Morningstar category median but higher than the average. The Trustees also noted that the management fee and net expense ratio for the Mid Cap Fund and the Small Cap Fund are comparable to the median of their respective peer group. The Trustees noted that DIA is continuing the expense limitation agreements for the Funds through the current expiration date and DIA indicated it intends to renew the expense limitation agreements annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for each Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of each Fund, which indicated that DIA is earning a profit as a result of managing the Small Cap Fund and earning a very slight profit as a result of managing the Mid Cap Fund. The Trustees then considered that DCM is earning a profit both before and after deduction of marketing expenses as a result of managing the Small Cap Fund and but is not earning a profit as a result of managing the Mid Cap Fund. The Trustees determined that the profits for DIA in managing the Small Cap Fund and DCM in managing the Mid Cap Fund were not excessive in light of their respective justifications and the services provided to the Funds. The Trustees further considered DIA’s representation that it is not yet profitable with respect to the Equity Income Fund, and they noted the fact that that the Equity Income Fund is relatively new with just nearly one year of operations.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above information, the Trustees concluded that the proposed management fee and sub-advisory fee for each Fund represent reasonable compensation in

50

Investment Advisory Agreement Approval (Unaudited) (continued)

light of the nature and quality of DIA’s and DCM’s respective services to the Funds, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Funds.

(iv) Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for each Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as each Fund grows larger. The Trustees determined that, in light of the size of the Funds and DIA’s and DCM’s levels of profitability in managing the Funds, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Funds to such an extent that breakpoints should be implemented at this time.

51

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		October 1,	March 31,	During	Expense
		2023	2024	Period(a)	Ratio
Small Cap Fund
	Actual	$1,000.00	$1,069.60	$5.83	1.13%
	Hypothetical(b)	$1,000.00	$1,019.37	$5.69	1.13%
Mid Cap Fund
	Actual	$1,000.00	$1,191.80	$4.66	0.85%
	Hypothetical(b)	$1,000.00	$1,020.75	$4.29	0.85%
Equity Income Fund
	Actual	$1,000.00	$1,127.60	$3.72	0.70%
	Hypothetical(b)	$1,000.00	$1,021.50	$3.54	0.70%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

52

Shareholder Voting Results (Unaudited)

At a Special Shareholder Meeting at which a quorum was present, as reconvened on February 1, 2024, Fund shareholders of record as of the close of business on December 15, 2023 voted to approve the following proposals:

Proposal 1: To approve a new investment management agreement between the Trust, on behalf of the Dean Small Cap Value Fund, and Dean Investment Associates, LLC.

	Shares Voted	Shares Needed to
Shares Voted in Favor	Against or Abstain	Approve
6,518,832	178,331	Majority
(97.34%*)	(2.67%*)	(67% or more*)

Proposal 2: To approve a new investment management agreement between the Trust, on behalf of the Dean Mid Cap Value Fund, and Dean Investment Associates, LLC.

	Shares Voted	Shares Needed to
Shares Voted in Favor	Against or Abstain	Approve
2,319,460	8,875	Majority
(99.62%*)	(0.38%*)	(67% or more*)

Proposal 3: To approve a new investment management agreement between the Trust, on behalf of the Dean Equity Income Fund, and Dean Investment Associates, LLC.

	Shares Voted	Shares Needed to
Shares Voted in Favor	Against or Abstain	Approve
2,090,782	10,223	Majority
(99.53%*)	(0.49%*)	(67% or more*)

Proposal 4: To approve a new sub-advisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC for the Dean Small Cap Value Fund.

	Shares Voted	Shares Needed to
Shares Voted in Favor	Against or Abstain	Approve
6,513,356	183,807	Majority
(97.26%*)	(2.74%*)	(67% or more*)

Proposal 5: To approve a new sub-advisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC for the Dean Mid Cap Value Fund.

	Shares Voted	Shares Needed to
Shares Voted in Favor	Against or Abstain	Approve
2,317,507	10,829	Majority
(99.53%*)	(0.47%*)	(67% or more*)

53

Shareholder Voting Results (Unaudited) (continued)

Proposal 6: To approve a new sub-advisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC for the Dean Equity Income Fund.

	Shares Voted	Shares Needed to
Shares Voted in Favor	Against or Abstain	Approve
2,090,782	10,223	Majority
(99.53%*)	(0.49%*)	(67% or more*)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present

54

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Small Cap Fund	Mid Cap Fund	Equity Income Fund
100%	100%	95%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Small Cap Fund	Mid Cap Fund	Equity Income Fund
—	—	—

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

Small Cap Fund	Mid Cap Fund	Equity Income Fund
100%	100%	96%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Small Cap Fund	Mid Cap Fund	Equity Income Fund
$—	$4,430,670	$5,834

55

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present); Trustee, OneAscentPrivate Markets Access Fund (April 2024 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Advisory Board Member, AKRA Investment Services, Inc. (January 2024 – present); Trustee and Chair, OneAscentPrivate Markets Access Fund (April 2024 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans; Trustee, Peak Income Plus Fund (May 2022 – 2024).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

56

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment products (2021 – present); Chair, Board of CrispusAttucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 – June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, OneAscentPrivate Markets Access Fund (April 2024 – present).

Previous: Interested Trustee of Ultimus Managers Trust (January 2021 – April 2023);Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023); Interested Trustee, Peak Income Plus Fund (May 2022 – 2024); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – 2024).

57

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of UltimusFund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for UltimusFund Solutions, LLC, (2015 – present).
GwenethK. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Senior Compliance Officer of UltimusFund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, UltimusFund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (2021 – present). Previous: Compliance Specialist, UltimusFund Solutions, LLC (2016 – 2020).

*	The address for each Officer and Interested Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 and (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

58

Privacy Notice

Rev: March 2021

FACTS	WHAT DO THE DEAN FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 899-8343

59

Who we are
Who is providing this notice?	Dean Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■      open an account or deposit money

■      buy securities from us or sell securities to us

■      make deposits or withdrawals from your account

■      give us your account information

■      make a wire transfer

■      tell us who receives the money

■      tell us where to send the money

■      show your government-issued ID

■      show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes —information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■      Dean Investment Associates, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■      The Dean Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Dean Funds do not jointly market.

60

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 899-8343 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Dean Investment Associates, LLC 3500 Pentagon Blvd., Suite 200 Beavercreek, OH. 45431	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fees and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Dean-AR-24

Absolute Select Value ETF (ABEQ)

NYSE Arca, Inc.

Annual Report

March 31, 2024

Fund Adviser:

Absolute Investment Advisers LLC

82 South Barrett Square, Unit 4G

Rosemary Beach, FL 32461

1-833-267-3383

Management Discussion of Fund Performance (Unaudited)

For the fiscal year ended March 31, 2024, the Absolute Select Value ETF (the “Fund”) returned 11.40%. By comparison, the S&P 500® Index returned 29.88%.

Berkshire Hathaway, Loews Corp., and Agnico Eagle Mines were the largest gaining positions held by the Fund. Equity Commonwealth, Brookfield Corp., and Franco-Nevada Corp. were the largest declining positions held by the Fund.

The market swoon of 2022 came as a relief for the disciplined value investor. Market behavior finally made sense – inflation drove the cost of capital higher, reasserting the value of future cash flows. Over the previous fourteen years, monetary and fiscal policy distorted market and economic behavior. Interest rates remained unnaturally low or even negative. The result was an “everything bubble,” a speculative mania in which valuations surged everywhere, from stocks to housing to cryptocurrency assets. The skeptical investor knew that it would never end well and, in 2022, it seemed the return to normalcy had begun. One could have even hoped that investment markets were approaching some level of rationality – a return to reassuringly dull investing – based on fundamentals, not hype.

By contrast, the 2023 stock market proved confusing. The Fund generated a solid absolute return in the period based on positive fundamental performance from a number of positions in the portfolio. The performance of broader equity markets made it difficult to do as well on a relative basis. Although interest rates rose sharply throughout 2023, stock markets have again climbed within striking distance of all-time highs. The riskiest assets were astonishingly resilient. Bitcoin-once an emblem of the cheap money era, seen by many as a digital token with no intrinsic value – seems indestructible. Asset valuations for select technology and growth stocks have become maddingly hard to justify. The Fund’s investment process demands that we allocate capital only when valuations justify a margin of safety vs. our conservative estimate of fair value. Many of the individual stocks that drove the out-performance of the S&P 500® Index during the period did not meet that standard so we did not have exposure to them.

For disciplined investors who emphasize fundamentals, the S&P 500® has been nearly impossible to outperform over the past decade and, most certainly, the trailing one-year. The U.S. equity market has grown more concentrated, with the largest stock outperforming. To outperform an index, logically, an investor must differ from the index. Typically, a value investor holds a bias against the largest stocks in their benchmark index, particularly investors who favor a concentrated portfolio. For most of history, biasing a portfolio against the largest stocks has been rewarding, but it has not over the last decade, particularly over the period.

Regardless of the investment backdrop, the Fund remains committed to an investment approach centered around independent fundamental research and a concentrated equity portfolio that we believe is trading at discounts to intrinsic value with a significant margin of safety. The Fund often finds compelling opportunities away from the crowd and, true to our mission, refuse to overpay to simply keep up with the expensive benchmarks. Investors in the Fund understand our approach and our disciplined process is consistent with the expectations we have long set.

1

Investment Results (Unaudited)

Average Annual Total Returns* as of March 31, 2024

		Since
		Inception
	One Year	1/21/2020
Absolute Select Value ETF - NAV	11.40%	6.02%
Absolute Select Value ETF - Market Price	11.71%	6.05%
S&P 500® Index(a)	29.88%	13.39%

Total annual operating expenses, as disclosed in the Absolute Select Value ETF’s (the “Fund”) prospectus dated July 29, 2023, were 0.85% of the Fund’s average daily net assets (1.16% before fee waivers/expense reimbursements by Absolute Investment Advisers, LLC (the “Adviser”). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2024. This expense cap may not be terminated prior to this date except by the Board of Trustees upon 60 days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of March 31, 2024 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (833) 267-3383. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV.

2

Investment Results (Unaudited) (continued)

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	The S&P 500® Index (the “Index”), or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (833) 267-3383. Please read it carefully before investing.

3

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Absolute Select Value ETF and the S&P 500® Index

The graph shows the value of a hypothetical initial investment of $10,000 made on January 21, 2020 (commencement of operations) and held through March 31, 2024.

The S&P 500® Index (the “Index”), or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 267-3383. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

4

Fund Holdings (Unaudited)

Absolute Select Value ETF Holdings as of March 31, 2024.*

*	As a percentage of net assets.

The Fund’s investment objective is to seek positive absolute returns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov or on the Fund’s website at www.absoluteadvisers.com.

5

Absolute Select Value ETF
Schedule of Investments
March 31, 2024

Common Stocks — 83.87%	Shares	Fair Value
Canada — 15.29%
Energy — 4.98%
Enbridge, Inc.	116,851	$4,227,670

Materials — 10.31%
Agnico Eagle Mines Ltd.	112,822	6,729,833
Franco-Nevada Corp.	17,120	2,040,019
		8,769,852
Total Canada		12,997,522

Ireland — 4.78%
Health Care — 4.78%
Medtronic PLC	46,612	4,062,236
Total Ireland		4,062,236

United Kingdom — 5.81%
Consumer Staples — 5.81%
Unilever PLC - ADR	98,496	4,943,514
Total United Kingdom		4,943,514

United States — 57.99%
Communications — 7.77%
Comcast Corp., Class A	79,298	3,437,569
Verizon Communications, Inc.	75,563	3,170,623
		6,608,192
Energy — 14.77%
Berkshire Hathaway, Inc., Class B(a)	22,470	9,449,084
EOG Resources, Inc.	24,373	3,115,844
		12,564,928
Financials — 10.65%
Loews Corp.	72,771	5,697,242
Travelers Companies, Inc. (The)	14,602	3,360,504
		9,057,746
Health Care — 5.20%
Merck & Co., Inc.	33,540	4,425,603

Materials — 10.58%
Corteva, Inc.	45,503	2,624,158
DuPont de Nemours, Inc.	57,021	4,371,800
International Flavors & Fragrances, Inc.	23,370	2,009,586
		9,005,544
Real Estate — 5.94%
Crown Castle International Corp.	20,440	2,163,165
Equity Commonwealth(a)	152,827	2,885,374
		5,048,539

See accompanying notes which are an integral part of these financial statements.

6

Absolute Select Value ETF
Schedule of Investments (continued)
March 31, 2024

Common Stocks — 83.87% (continued)	Shares	Fair Value
United States — 57.99% (continued)
Technology — 3.08%
Cisco Systems, Inc.	52,395	$2,615,034
Total United States		49,325,586

Total Common Stocks
(Cost $63,697,915)		$71,328,858
	Principal
U.S. Government & Agencies — 14.42%	Amount
United States Treasury Bill 5.26%, 6/13/2024	$3,000,000	2,968,303
United States Treasury Bill 5.17%, 12/26/2024	2,000,000	1,927,886
United States Treasury Note 0.25%, 6/15/2024	3,000,000	2,968,565
United States Treasury Note 0.38%, 9/15/2024	2,000,000	1,956,567
United States Treasury Note 0.63%, 10/15/2024	2,500,000	2,439,468
TOTAL U.S. GOVERNMENT & AGENCIES
(Cost $12,287,646)		12,260,789
Total Investments — 98.29%
(Cost $75,985,561)		83,589,647
Other Assets in Excess of Liabilities — 1.71%		1,451,787
Net Assets — 100.00%		$85,041,434

(a)	Non-income producing security.

ADR- American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

7

Absolute Select Value ETF
Statement of Assets and Liabilities
March 31, 2024

Assets
Investments in securities, at fair value (cost $75,985,561)	$83,589,647
Cash	1,341,382
Dividends and interest receivable	77,110
Tax reclaims receivable	107,831
Prepaid expenses	824
Total Assets	85,116,794

Liabilities
Payable to Adviser, net of waiver	38,520
Payable to affiliates	10,937
Other accrued expenses	25,903
Total Liabilities	75,360
Net Assets	$85,041,434

Net Assets consist of:
Paid-in capital	$79,142,873
Accumulated earnings	5,898,561
Net Assets	$85,041,434
Shares outstanding (unlimited number of shares authorized, no par value)	2,800,000
Net asset value per share	$30.37

See accompanying notes which are an integral part of these financial statements.

8

Absolute Select Value ETF
Statement of Operations
For the year ended March 31, 2024

Investment Income
Dividend income (net of foreign taxes withheld of $107,146)	$1,508,589
Interest income	753,871
Total investment income	2,262,460
Expenses
Adviser	745,838
Administration	60,565
Legal	25,285
Compliance services	22,390
Report printing	21,580
Custodian	19,529
Audit and tax	18,639
Trustee	16,888
Transfer agent	9,638
Insurance	3,352
Pricing	1,559
Miscellaneous	45,119
Total expenses	990,382
Fees waived and or expenses reimbursed by Adviser	(244,681)
Net operating expenses	745,701
Net investment income	1,516,759
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	3,209,563
Foreign currency translations	420
Change in unrealized appreciation on:
Investment securities	3,551,513
Foreign currency translations	1,197
Net realized and unrealized gain (loss) on investment securities and foreign currency translations	6,762,693
Net increase in net assets resulting from operations	$8,279,452

See accompanying notes which are an integral part of these financial statements.

9

Absolute Select Value ETF
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended March 31,	Ended March 31,
	2024	2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,516,759	$1,787,138
Net realized gain on investment securities and foreign currency translations	3,209,983	79,145
Change in unrealized appreciation (depreciation) on investment securities	3,552,710	(4,946,752)
Net increase (decrease) in net assets resulting from operations	8,279,452	(3,080,469)

Distributions to Shareholders From:
Earnings	(2,282,145)	(982,915)
Total distributions	(2,282,145)	(982,915)

Capital Transactions
Proceeds from shares sold	7,160,222	39,387,641
Amount paid for shares redeemed	(19,051,547)	(8,632,199)
Net increase (decrease) in net assets resulting from capital transactions	(11,891,325)	30,755,442
Total Increase (Decrease) in Net Assets	(5,894,018)	26,692,058

Net Assets
Beginning of year	$90,935,452	$64,243,394
End of year	$85,041,434	$90,935,452

Share Transactions
Shares sold	250,000	1,425,000
Shares redeemed	(700,000)	(325,000)
Net increase (decrease) in shares outstanding	(450,000)	1,100,000

See accompanying notes which are an integral part of these financial statements.

10

Absolute Select Value ETF
Financial Highlights
(For a share outstanding during each period)

					For the
	For the	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$27.98	$29.88	$26.22	$20.14	$25.00
Investment operations:
Net investment income	0.51	0.56	0.22	0.13	0.03
Net realized and unrealized gain (loss) on investments	2.62	(2.13)	3.61	6.10	(4.89)
Total from investment operations	3.13	(1.57)	3.83	6.23	(4.86)
Less distributions to shareholders from:
Net investment income	(0.74)	(0.33)	(0.17)	(0.15)	—
Total distributions	(0.74)	(0.33)	(0.17)	(0.15)	—
Net asset value, end of period	$30.37	$27.98	$29.88	$26.22	$20.14
Market price, end of period	$30.41	$27.94	$29.92	$26.23	$20.21
Total Return(b)	11.40%	(5.22)%	14.66%	31.02%	(19.44	)% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$85,041	$90,935	$64,243	$45,887	$22,151
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.13%	1.16%	1.24%	1.51%	3.88	% (d)
Ratio of net investment income to average net assets	1.73%	2.30%	0.85%	0.58%	1.40	% (d)
Portfolio turnover rate(e)	18%	24%	23%	36%	30	% (c)

(a)	For the period January 21, 2020 (commencement of operations) to March 31, 2020.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

11

Absolute Select Value ETF
Notes to the Financial Statements
March 31, 2024

NOTE 1. ORGANIZATION

Absolute Select Value ETF (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on August 20, 2019, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”). The Adviser has retained St. James Investment Company, LLC (the “Sub-Adviser”) to serve as Sub-Adviser to the Fund. The Fund’s investment objective is to seek positive absolute returns.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of securities as compared to other exchange-traded funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other funds, and the poor performance of an individual security in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

12

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended March 31, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended March 31, 2024, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

13

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least semi-annually. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended March 31, 2024, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$2,952,698	$(2,952,698)

14

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation

16

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$71,328,858	$—	$—	$71,328,858
U.S. Government & Agencies	—	12,260,789	—	12,260,789
Total	$71,328,858	$12,260,789	$—	$83,589,647

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2024, before the waiver described below, the Adviser earned a management fee of $745,838 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through July 31, 2024 so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/ or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree

17

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2024. For the fiscal year ended March 31, 2024, the Adviser waived fees of $244,681. At March 31, 2024, the Fund owed the Adviser $38,520.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2024, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
March 31, 2025	$205,812
March 31, 2026	237,336
March 31, 2027	244,681

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly

18

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meeting. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2024, purchases and sales of investment securities, other than short-term investments, were $16,470,638 and $11,017,829, respectively.

For the fiscal year ended March 31, 2024, purchases and sales of long-term U.S. government obligations were $5,700,669 and $472,991, respectively.

For the fiscal year ended March 31, 2024, purchases and sales for in-kind transactions were $5,438,042 and $15,242,664, respectively.

For the fiscal year ended March 31, 2024, the Fund had in-kind net realized gains of $3,004,601.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together

19

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended March 31, 2024, the Fund received $3,500 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At March 31, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$9,977,687
Gross unrealized depreciation	(2,375,058)
Net unrealized appreciation on investments	$7,602,629
Tax cost of investments	$75,987,018

The tax character of distributions paid for the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$2,282,145	$982,915
Total distributions paid	$2,282,145	$982,915

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At March 31, 2024, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$160,292
Accumulated capital and other losses	(1,863,503)
Unrealized appreciation on investments	7,601,772
Total accumulated earnings	$5,898,561

The difference between book basis and tax basis undistributed net investment income/ (loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

At March 31, 2024, the Fund had $1,397,074 short-term and $466,429 long-term capital loss carryforwards for federal income tax purposes available to offset future capital gains.

20

Absolute Select Value ETF
Notes to the Financial Statements (continued)
March 31, 2024

These capital loss carryforwards do not expire. At March 31, 2024, the Fund utilized $583,149 in long-term capital loss carryforwards.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of Absolute Select Value ETF and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Absolute Select Value ETF, (the “Fund”) a series of Unified Series Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended and the period January 21, 2020 (commencement of operations) through March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period January 21, 2020 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 30, 2024

22

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	October 1,	March 31,	During	Expense
	2023	2024	Period(a)	Ratio
Actual	$1,000.00	$1,123.70	$4.51	0.85%
Hypothetical(b)	$1,000.00	$1,020.82	$4.29	0.85%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

23

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 97% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 2% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 54% qualifies for the corporate dividends received deduction.

24

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 — present); Trustee, OneAscent Private Markets Access Fund (April 2024 — present). Previous: Peak Income Plus Fund (May 2022 — February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 — present); Director, Advisors Charitable Gift Fund (2020 — present), a Donor Advised Fund; Advisory Board Member, AKRA Investment Services, Inc. (January 2024 — present); Trustee and Chair, OneAscent Private Markets Access Fund (April 2024 — present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 — 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 — 2019); EVP, NRS (2003 — 2019); GTC, EVP (2008 — 2019); EVP, Savings Banks Retirement Association (2003 — 2019), provider of qualified retirement benefit plans; Trustee, Peak Income Plus Fund (May 2022 — 2024).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001 — present); Director, Standpoint Multi- Asset (Cayman) Fund, Ltd. (2020 — present); Director of First State Bank of the Southeast (2000 — present).

Previous: Trustee, Peak Income Plus Fund (May 2022 — February 2023).

25

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 — present); Investment Advisor for a Family Office (2015 — present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 — present).

Previous: Trustee, Peak Income Plus Fund (May 2022 — February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 — present); Chair, Board of Crispus Attucks Fund (2020 — present); Board Member of Camp Harbor View (2020 — present); Director, Sportsmen’s Tennis and Education Center (2019 — present).

Previous: SVP, Senior Risk Officer NRS (2013 — 2021); Trustee, Peak Income Plus Fund (May 2022 — February 2023); Trustee of Buckingham Browne & Nichols (2017 — June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 — present); Interested Trustee, OneAscent Private Markets Access Fund (April 2024 — present).

Previous: Interested Trustee of Ultimus Managers Trust (January 2021 — April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 — April 2023); Interested Trustee, Peak Income Plus Fund (May 2022 — 2024); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 — 2024).

26

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice
President, November 2020 to August
2021; Chief Compliance Officer, April
2021 to August 2021; Assistant Chief
Compliance Officer, January 2016 to
April 2021	Current: President, Northern Lights Compliance Services (2023 — present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 — January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 — present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 — 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (2021 — present). Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 — 2020).

*	The address for each Officer and Interested Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (833) 267-3383 to request a copy of the SAI or to make shareholder inquiries.

27

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 267-3383 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Absolute Investment Advisers LLC 82 South Barrett Square, Unit 4G Rosemary Beach, FL 32461	CUSTODIAN Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

DISTRIBUTOR Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	ADMINISTRATOR Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC Member FINRA/SIPC

Absolute Select-AR-24

Absolute Strategies Fund

Absolute Capital Opportunities Fund

Absolute Convertible Arbitrage Fund

Absolute Flexible Fund

Annual Report
March 31, 2024

Fund Adviser:
Absolute Investment Advisers, LLC
82 South Barrett Square, Unit 4G
Rosemary Beach, FL 32461
1-888-992-2765

Management Discussion of Fund Performance (Unaudited)

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Strategies Fund, Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund and the Absolute Flexible Fund (individually a “Fund” and collectively the “Funds”) for the fiscal year ended March 31, 2024 (the “Period”).

The Adviser has maintained a consistent philosophy and discipline since inception in 2005. The Adviser focuses on strategies to create various forms of alpha* in both equity and credit markets. Focusing on alpha, whether it be long only, neutral or short biased, can assist investors and asset allocators achieve diversification. While not all parts of the market cycle provide a beneficial backdrop for achieving alpha, we believe that our patient, disciplined approach thrives during difficult environments. We expect the Funds to perform well during periods of market volatility.

Absolute Strategies Fund

The Absolute Strategies Fund returned -5.62% during the Period. By comparison, the S&P 500® Index returned 29.88%, the Bloomberg U.S. Aggregate Bond Index returned 1.70%, and the HFRX Global Hedge Fund Index returned 5.70%.

The Fund was positioned defensively during the Period, which detracted from performance. The Fund’s investments in the Absolute Flexible Fund, Absolute Capital Opportunities Fund and Absolute Select Value ETF contributed positively to performance. Equity index futures and options in the S&P 500 and Nasdaq 100 were the largest detractors.

The Fund has maintained a negative beta bias to broader equity markets for several years in response to elevated market valuations, high debt levels, and numerous bouts of monetary and fiscal stimulus. This positioning has allowed the Fund to outperform benchmarks during broader equity market drawdown periods, such as in calendar year 2022, but underperform benchmarks during broader equity market rallies, such was the case in 2023 and into 2024.

Absolute Capital Opportunities Fund

The Absolute Capital Opportunities Fund returned 10.97% during the Period. By comparison, the HFRX Equity Hedge Index returned 9.66% and the S&P 500® Index returned 29.88%.

Index options on the S&P 500, used for hedging purposes, were responsible for the largest gains and losses for the Fund over the Period. Among single name positions, Meta Platforms, Alphabet, and Berkshire Hathaway were larger gainers. Warner Brothers Discovery, PayPal, and Charter Communications were among detractors.

In response to the substantial move in interest rates during the Period, the Fund’s exposures pivoted from what was a market neutral type approach to a long bias, albeit one with an enhanced tool kit for managing risk that has been built up over subsequent years. Going forward, we believe the Fund will participate more directly in upside when equity markets advance while also experiencing moderately increased volatility when equity markets are

Management Discussion of Fund Performance (Unaudited) (continued)

declining. The key is to make the ratio a higher expected percentage of upside vs the percentage of downside. If achieved, this “skew” is a valuable component of a long-term investor’s overall asset allocation as it has the potential to generate returns while the low correlation with equity and bonds markets will offer the opportunities to rebalance in response to future equity and fixed income market gyrations.

Absolute Convertible Arbitrage Fund

The Absolute Convertible Arbitrage Fund returned 6.23% during the Period. By comparison, the HFRX Fixed Income Convertible Arbitrage Index returned 8.59%. Secondary benchmarks, the Bloomberg U.S. Aggregate Bond Index (+1.70%) and the iBoxx High Yield Index (+10.14%) gained as well.

The Fund’s performance was aided by security selection as well as a higher interest rate environment than preceding years. The Fund benefitted from higher interest rates in several ways – higher coupons on newly issued convertible bonds, improved rebate on stock shorts, and an increased yield on unallocated cash. Veradigm, TechTarget, and Perficient were among gaining pair trades during the Period. Veritone, Fisker, and Luminar Technologies were among detracting pair trades during the Period.

We believe the Fund and the convertible arbitrage strategy remain well-positioned for continued absolute and relative performance. With ongoing uncertainties surrounding inflation and interest rates, the Fund’s strategy, which eschews rate speculation, stands out. Additionally, healthy supply-demand dynamics, with balanced participation from long-only funds and moderately leveraged hedge funds, underscore the strategy’s stability. Compared to high yield, non-investment grade convertibles maintain wider credit spreads, shorter durations, and historically lower default rates. Furthermore, the current higher interest rate environment augments returns from income, enhancing the Fund’s consistency and resilience in delivering low volatility and returns that come from a source other than broader equity and fixed income markets rallying.

Absolute Flexible Fund

The Absolute Flexible Fund returned 6.16% during the Period. By comparison, the Bloomberg U.S. Aggregate Bond Index returned 1.70%, the S&P 500® Index returned 29.88% and the Convertible Bond Index returned 10.90%.

The Fund utilizes a flexible approach to investing in convertible bonds where the exposures can range from long only to partially hedged to fully delta hedged. Delta hedging attempts to remove the equity sensitivity from the convertible bonds.

The Fund’s performance benefited by having a long bias during the Period as convertible bond prices appreciated. TechTarget, Alteryx, and Inotiv bonds were among the larger gainers in the Period. Fisker, Vertione, and Redfin bonds were among detractors.

*	Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Absolute Strategies Fund
Investment Results (Unaudited)

Average Annual Total Returns* as of March 31, 2024

	One Year	Five Year	Ten Year
Absolute Strategies Fund - Institutional Shares	-5.62%	-3.49%	-2.64%
S&P 500® Index(a)	29.88%	15.05%	12.96%
Bloomberg U.S. Aggregate Bond Index(b)	1.70%	0.36%	1.54%
HFRX Global Hedge Fund Index(c)	5.70%	3.44%	1.55%
MSCI World Index(d)	25.11%	12.07%	9.39%

Total annual operating expenses, which include acquired fund fees and expenses of 0.66%, as disclosed in the Absolute Strategies Fund (the “Fund”) prospectus dated September 5, 2023, were 2.81% of the Fund’s average daily net assets (2.25% after fee waivers/expense reimbursements by Absolute Investment Advisers LLC (the “Adviser” or “Absolute”)). Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights. The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.79% through July 31, 2025 (the “Expense Cap”). This Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than management fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses reimbursed by Absolute pursuant to the Expense Cap in the three years following the date the particular waiver/expense payment occurred in connection with the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 992-2765.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The Fund acquired all of the assets and liabilities of the Absolute Capital Opportunities Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund.

Absolute Strategies Fund
Investment Results (Unaudited) (continued)

The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

(a)	The S&P 500® Index is a widely recognized unmanaged, market-capitalization weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Index returns assume reinvestment of dividends and do not reflect any fees or expenses. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(b)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(c)	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(d)	The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed market countries, including securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, Israel and the Far East. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 992-2765.

Absolute Strategies Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $25,000 Investment in the Absolute Strategies Fund – Institutional Shares, the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index, the HFRX Global Hedge Fund Index and the MSCI World Index

The chart above assumes an initial investment of $25,000 made on March 31, 2014 and held through March 31, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Bloomberg U.S. Aggregate Bond Index is a widely recognized unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed market countries, including securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, Israel and the Far East and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund distributions

Absolute Strategies Fund
Investment Results (Unaudited) (continued)

or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 992-2765. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Absolute Capital Opportunities Fund
Investment Results (Unaudited)

Average Annual Total Returns* as of March 31, 2024

			Since
			Inception
	One Year	Five Year	12/30/2015
Absolute Capital Opportunities Fund - Institutional Shares	10.97%	1.67%	3.57%
HFRX Equity Hedge Index(a)	9.66%	5.57%	4.01%
S&P 500® Index(b)	29.88%	15.05%	14.05%

Total annual operating expenses, which include acquired fund fees and expenses of 0.08%, as disclosed in the Absolute Capital Opportunities Fund (the “Fund”) prospectus dated September 5, 2023, were 1.79% of the Fund’s average daily net assets (1.62% after fee waivers/expense reimbursements by Absolute Investment Advisers LLC (the “Adviser” or “Absolute”)). Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights. The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, does not exceed 1.48% through July 31, 2025 (the “Expense Cap”). The Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than management fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses reimbursed by Absolute pursuant to the Expense Cap in the three years following the date the particular waiver/expense payment occurred in connection with the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 992-2765.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The Fund acquired all of the assets and liabilities of the Absolute Capital Opportunities Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund.

Absolute Capital Opportunities Fund
Investment Results (Unaudited) (continued)

The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

(a)	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Hedge Fund Research, Inc. is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFRX Indices are considered the industry standard benchmarks of hedge fund performance. The HFRX branded indices are daily indices utilizing a rigorous quantitative selection process to represent the larger hedge fund universe. The index includes the reinvestment of dividends and does not reflect deduction of expenses. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(b)	The S&P 500® Index is a widely recognized unmanaged, market-capitalization weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Index returns assume reinvestment of dividends and do not reflect any fees or expenses. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 992-2765.

Absolute Capital Opportunities Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $25,000 Investment in the Absolute Capital Opportunities Fund – Institutional Shares, the HFRX Equity Hedge Index and the S&P 500® Index

The chart above assumes an initial investment of $25,000 made on December 30, 2015 (commencement of operations) and held through March 31, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 992-2765. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Absolute Convertible Arbitrage Fund
Investment Results (Unaudited)

Average Annual Total Returns* as of March 31, 2024

				Since
				Inception
				2/25/2021
				(Investor
	One Year	Five Year	Ten Year	Shares)
Absolute Convertible Arbitrage Fund - Institutional Shares	6.23%	4.49%	4.14%	N/A
Absolute Convertible Arbitrage Fund - Investor Shares	6.03%	N/A	N/A	2.35%
HFRX Fixed Income Convertible Arbitrage Index(a)	8.59%	4.16%	2.11%	-0.45%
Bloomberg U.S. Aggregate Bond Index(b)	1.70%	0.36%	1.54%	-2.52%
iBoxx High Yield Index(c)	10.14%	3.51%	3.84%	1.87%
S&P 500® Index(d)	29.88%	15.05%	12.96%	12.51%

Total annual operating expenses, which include acquired fund fees and expenses of 0.02%, as disclosed in the Absolute Convertible Arbitrage Fund (the “Fund”) prospectus dated September 5, 2023, were 1.33% and 1.58% of the average daily net assets of the Fund’s Institutional Class Shares and Investor Class Shares, respectively (1.35% and 1.60% after recoupment of fee waivers/expense reimbursements by Absolute Investment Advisers LLC (the “Adviser”)). Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights. The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.20% and 1.45% of the Institutional Shares and Investor Shares, respectively, through July 31, 2025 (the “Expense Cap”). The Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than management fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses pursuant to the Expense Cap in the three years following the date the particular waiver/ expense payment occurred in connection with the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 992-2765.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not

Absolute Convertible Arbitrage Fund
Investment Results (Unaudited) (continued)

occurred, the quoted performance would have been lower. The Fund acquired all of the assets and liabilities of the Absolute Convertible Arbitrage Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Investor Class and Institutional Class shares were exchanged for Investor Class and Institutional Class shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

(a)	The HFRX Fixed Income Convertible Arbitrage Index is designed to reflect the performance of the hedge fund universe employing convertible arbitrage strategies. The index selects constituents which exhibit strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between the price of a convertible security and the price of a non-convertible security, typically of the same issuer An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(b)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(c)	The iBoxx High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(d)	The S&P 500® Index is a widely recognized unmanaged, market-capitalization weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Index returns assume reinvestment of dividends and do not reflect any fees or expenses. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 992-2765.

Absolute Convertible Arbitrage Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $25,000 Investment in the Absolute Convertible Arbitrage Fund – Institutional Shares, the HFRX Fixed Income Convertible Arbitrage Index, the Bloomberg U.S. Aggregate Bond Index, the iBoxx High Yield Index and the S&P 500® Index

The chart above assumes an initial investment of $25,000 made on March 31, 2014 and held through March 31, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The HFRX Fixed Income Convertible Arbitrage Index is designed to reflect the performance of the hedge fund universe employing convertible arbitrage strategies and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Bloomberg U.S. Aggregate Bond Index is a widely recognized unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The iBoxx High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund distributions or

Absolute Convertible Arbitrage Fund
Investment Results (Unaudited) (continued)

the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 992-2765. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Absolute Flexible Fund
Investment Results (Unaudited)

Average Annual Total Returns* as of March 31, 2024

		Since
		Inception
	One Year	6/30/2022
Absolute Flexible Fund - Institutional Shares	6.16%	6.61%
Bloomberg U.S. Aggregate Bond Index(a)	1.70%	0.91%
S&P 500® Index(b)	29.88%	22.59%

Total annual operating expenses, which include acquired fund fees and expenses of 0.02%, as disclosed in the Absolute Flexible Fund (the “Fund”) prospectus dated September 5, 2023, were 2.22% of the Fund’s average daily net assets (1.50% after fee waivers/expense reimbursements by Absolute Investment Advisers LLC (the “Adviser”)). Additional information pertaining to the expense ratios as of March 31, 2024 can be found in the financial highlights. The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.48% through July 31, 2025 (the “Expense Cap”). The Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than management fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses reimbursed by Absolute pursuant to the Expense Cap in the three years following the date the particular waiver/ expense payment occurred in connection with the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (888) 992-2765.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The Fund acquired all of the assets and liabilities of the Absolute Flexible Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

Absolute Flexible Fund
Investment Results (Unaudited) (continued)

(a)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(b)	The S&P 500® Index is a widely recognized unmanaged, market-capitalization weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Index returns assume reinvestment of dividends and do not reflect any fees or expenses. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (888) 992-2765.

Absolute Flexible Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $25,000 Investment in the Absolute Flexible Fund – Institutional Shares, the Bloomberg U.S. Aggregate Bond Index and the S&P 500® Index

The chart above assumes an initial investment of $25,000 made on June 30, 2022 (commencement of operations) and held through March 31, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The Bloomberg U.S. Aggregate Bond Index is a widely recognized unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 992-2765. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Absolute Strategies Fund Holdings as of March 31, 2024*

80.00%
60.00%
40.00%
20.00%
0.00%
70.15%
6.65%
0.58%
0.10%
13.75%
8.77%
Mutual Funds
Exchange-Traded Funds
Collateralized Mortgage Obligations
Put Options Purchased
Money Market Funds
Other Assets in Excess of Liabilities

*	As a percentage of net assets.

The Fund’s investment objective is to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500® Index.

Portfolio holdings are subject to change.

Fund Holdings (Unaudited)(continued)

Absolute Capital Opportunities Fund Holdings as of March 31, 2024*

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
84.26%
8.04%
0.57%
16.63%
-9.50%
Common Stocks
Call Options Purchased
Put Options Purchased
Money Market Funds
Liabilities in Excess of Other Assets

*	As a percentage of net assets.

The Fund’s investment objective is to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500® Index.

Portfolio holdings are subject to change.

Fund Holdings (Unaudited)(continued)

Absolute Convertible Arbitrage Fund Holdings as of March 31, 2024*

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
2.11%
88.36%
7.92%
1.61%
Mutual Funds
Convertible Bonds
Money Market Funds
Other Assests in Excess of Liabilities

*	As a percentage of net assets.

The Fund’s investment objective is to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices.

Portfolio holdings are subject to change.

Fund Holdings (Unaudited)(continued)

Absolute Flexible Fund Holdings as of March 31, 2024*

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
83.25%
18.26%
-1.51%
Convertible Bonds
Money Market Funds
Liabilities in Excess of Other Assets

*	As a percentage of net assets.

The Fund’s investment objective is to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov or on the Funds’ website at www.absoluteadvisers.com.

Absolute Strategies Fund
Schedule of Investments
March 31, 2024

	Shares	Fair Value
Mutual Funds — 70.15%
Absolute Capital Opportunities Fund(a)(b)	689,579	$7,295,746
Absolute Flexible Fund(a)(b)	670,612	6,867,064

Total Mutual Funds
(Cost $13,661,756)		14,162,810

Exchange-Traded Funds — 6.65%
Absolute Select Value ETF(a)	39,364	1,197,114
Amplify Junior Silver Miners ETF	2,000	19,860
VanEck Vectors Gold Miners ETF	4,000	126,480

Total Exchange-Traded Funds
(Cost $1,259,286)		1,343,454
	Principal
	Amount
Collateralized Mortgage Obligations — 0.58%
Adjustable Rate Mortgage Trust, Series 2006-1 3A3, 4.57%, 3/25/2036(c)	$9,923	8,797
Adjustable Rate Mortgage Trust, Series 2005-12 2A1, 4.70%, 3/25/2036(c)	24,825	17,593
Alternative Loan Trust, Series 2005-50CB 2A1, 5.50%, 11/25/2035(c)	8,245	6,651
Banc of America Funding, Series 2006-E 2A1, 4.98%, 6/20/2036(c)	6,040	5,392
Banc of America Funding, Series 2007-E 4A1, 4.48%, 7/20/2047(c)	13,405	12,531
CHL Mortgage Pass-Through Trust, Series 2007-HY5 1A1, 4.75%, 9/25/2047(c)	12,026	9,065
CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12, 6.00%, 12/25/2036(c)	23,221	20,097
CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6, 5.75%, 4/25/2037(c)	9,335	8,486
IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1, 3.98%, 9/25/2036(c)	27,122	17,856
JPMorgan Mortgage Trust, Series 2007-A2 4A1M, 4.23%, 4/25/2037(c)	6,171	4,883
Structured Adjustable Rate Mortgage Loan, Series 2007-3 3A1, 4.24%, 4/25/2047(c)	13,190	6,129

Total Collateralized Mortgage Obligations
(Cost $99,392)		117,480

See accompanying notes which are an integral part of these financial statements.

Absolute Strategies Fund
Schedule of Investments (continued)
March 31, 2024

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
Put Options Purchased — 0.10%
NVIDIA Corp.	25	$2,258,900	$700.00	May 2024	$9,375

Super Micro Computer, Inc.	10	1,010,030	550.00	June 2024	10,780

Total Put Options Purchased
(Cost $85,856)					20,155

				Shares
Money Market Funds - 13.75%
First American Treasury Obligations Fund, Class X, 5.22%(d)				2,774,272	2,774,272

Total Money Market Funds
(Cost $2,774,272)					2,774,272

Total Investments — 91.23%
(Cost $17,880,562)					18,418,171

Other Assets in Excess of Liabilities — 8.77%					1,771,537

Net Assets — 100.00%					$20,189,708

(a)	Affiliated Company.

(b)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of March 31, 2024, the percentage of net assets invested in Absolute Capital Opportunities Fund and Absolute Flexible Fund were 36.14% and 34.01% of the Fund’s net assets, respectively.

(c)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2024.

(d)	Rate disclosed is the seven day effective yield as of March 31, 2024.

ETF – Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

Absolute Strategies Fund
Schedule of Securities Sold Short
March 31, 2024

	Shares	Fair Value
Common Stocks — Short — (0.87)%
Consumer Discretionary — (0.87)%
Tesla, Inc.	(1,000)	$(175,790)

Total Common Stocks — Short
(Proceeds Received $225,981)		(175,790)

Total Securities Sold Short — (0.87)%
(Proceeds Received $225,981)		(175,790)

Schedule of Futures Contracts

		Expiration	Notional	Value/Unrealized
Futures Contracts	Contracts	Date	Amount	Appreciation
Short Contracts
CME E-mini Nasdaq-100 Index Future	(25)	June 2024	$(9,237,500)	$36,760
Total Futures				$36,760

See accompanying notes which are an integral part of these financial statements.

Absolute Capital Opportunities Fund
Schedule of Investments
March 31, 2024

	Shares	Fair Value
Common Stocks — 84.26%
Communications — 9.81%
Alphabet, Inc., Class A(a)	18,903	$2,853,030
Meta Platforms, Inc., Class A(b)	5,782	2,807,623
Paramount Global, Class B	11,351	133,601
Spark Networks SE - ADR(a)	3,667	6
Spotify Technology SA(a)	1,191	314,305
Warner Bros. Discovery, Inc.(a)	26,667	232,803
		6,341,368
Consumer Discretionary — 16.43%
Alibaba Group Holding Ltd. - ADR	1,974	142,839
Amazon.com, Inc.(a)	16,106	2,905,200
CarMax, Inc.(a)	19,642	1,711,015
Carvana Co.(a)	1,000	87,910
Fisker, Inc.(a)	7,480	155
General Motors Co. (b)	60,204	2,730,251
Hasbro, Inc.	14,301	808,293
Las Vegas Sands Corp.	17,308	894,824
Lowe’s Companies, Inc.	5,246	1,336,313
		10,616,800
Consumer Staples — 6.39%
Diageo PLC - ADR	6,103	907,760
Dollar Tree, Inc.(a)	10,316	1,373,576
Philip Morris International, Inc. (b)	20,171	1,848,067
		4,129,403
Energy — 6.38%
Berkshire Hathaway, Inc., Class B(a)	5,357	2,252,726
EOG Resources, Inc.	5,819	743,901
Occidental Petroleum Corp. (b)	10,772	700,072
Pioneer Natural Resources Co.	1,643	431,287
		4,127,986
Financials — 14.91%
American Express Co.	8,539	1,944,245
Aon PLC, Class A	3,791	1,265,132
Charles Schwab Corp. (The)	30,407	2,199,642
Intercontinental Exchange, Inc.	10,998	1,511,455
JPMorgan Chase & Co.	7,743	1,550,923
PPG Industries, Inc.	8,044	1,165,576
		9,636,973
Health Care — 2.96%
Becton, Dickinson and Co.	7,739	1,915,016

Industrials — 8.05%
Hayward Holdings, Inc.(a)	32,917	503,959
Jacobs Solutions, Inc.	12,508	1,922,855
Keysight Technologies, Inc.(a)	8,585	1,342,523

See accompanying notes which are an integral part of these financial statements.

Absolute Capital Opportunities Fund
Schedule of Investments (continued)
March 31, 2024

	Shares	Fair Value
Common Stocks — 84.26% (continued)
Industrials — 8.05% (continued)
PACCAR, Inc.	11,588	$1,435,637
		5,204,974
Technology — 19.33%
Analog Devices, Inc.	8,555	1,692,094
Apple, Inc.	16,785	2,878,292
Arista Networks, Inc.(a)	4,384	1,271,272
Motorola Solutions, Inc.	4,347	1,543,098
Oracle Corp.	8,305	1,043,191
Salesforce, Inc.	6,438	1,938,997
Visa, Inc., Class A	7,625	2,127,985
		12,494,929

Total Common Stocks
(Cost $34,759,527)		54,467,449

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
Call Options Purchased — 8.04%
Charles Schwab Corp. (The)	60	$434,040	$60.00	June 2024	$80,400
Occidental Petroleum Corp.	147	955,353	62.50	April 2024	44,100
Occidental Petroleum Corp.	308	2,001,692	65.00	April 2024	38,346
Philip Morris International, Inc.	79	723,798	95.00	June 2024	14,615
SPDR S&P 500 ETF	1,094	57,223,858	495.00	April 2024	3,333,965
SPDR S&P 500 ETF	2,015	105,398,605	520.00	April 2024	1,688,570

Total Call Options Purchased
(Cost $1,194,645)					5,199,996

Put Options Purchased — 0.57%
SPDR S&P 500 ETF	2,934	153,468,738	375.00	April 2024	14,670
SPDR S&P 500 ETF	783	40,956,381	435.00	April 2024	10,962
SPDR S&P 500 ETF	1,799	94,100,293	460.00	April 2024	39,578
SPDR S&P 500 ETF	1,512	79,088,184	495.00	April 2024	83,916
SPDR S&P 500 ETF	1,489	77,885,123	510.00	April 2024	217,394

Total Put Options Purchased
(Cost $3,003,554)					366,520

See accompanying notes which are an integral part of these financial statements.

Absolute Capital Opportunities Fund
Schedule of Investments (continued)
March 31, 2024

	Shares	Fair Value
Money Market Funds — 16.63%
First American Treasury Obligations Fund, Class X, 5.22%(c)	10,750,243	$10,750,243

Total Money Market Funds
(Cost $10,750,243)		10,750,243

Total Investments — 109.50%
(Cost $49,707,969)		70,784,208

Liabilities in Excess of Other Assets — (9.50)%		(6,135,099)

Net Assets — 100.00%		$64,649,109

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for written options.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2024.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

Absolute Capital Opportunities Fund
Schedule of Written Options
March 31, 2024

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
Written Call Options — (12.67)%
Meta Platforms, Inc.	(18)	$(874,044)	$300.00	September 2024	$(352,080)
SPDR S&P 500 ETF	(1,094)	(57,223,858)	510.00	April 2024	(1,795,254)
SPDR S&P 500 ETF	(1,489)	(77,885,123)	530.00	April 2024	(437,022)
SPDR S&P 500 ETF	(993)	(51,940,851)	475.00	July 2024	(5,607,967)

Total Written Call Options
(Premiums Received $4,967,008)					(8,192,323)

Written Put Options — (0.37)%
General Motors Co.	(139)	(630,365)	40.00	June 2025	(42,395)
Occidental Petroleum Corp.	(37)	(240,463)	55.00	June 2025	(9,509)
Philip Morris International, Inc.	(27)	(247,374)	85.00	June 2024	(2,430)
Philip Morris International, Inc.	(26)	(238,212)	90.00	January 2025	(13,520)
SPDR S&P 500 ETF	(2,549)	(133,330,543)	395.00	April 2024	(20,392)
SPDR S&P 500 ETF	(1,512)	(79,088,184)	480.00	April 2024	(48,384)
SPDR S&P 500 ETF	(1,489)	(77,885,123)	500.00	April 2024	(110,186)

Total Written Put Options
(Premiums Received $1,632,124)					(246,816)

Total Written Options
(Premiums Received $6,599,132)					(8,439,139)

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2024

	Shares	Fair Value
Mutual Funds — 2.11%
Absolute Flexible Fund(a)	1,945,167	$19,918,512

Total Mutual Funds
(Cost $19,602,101)		19,918,512

	Principal
	Amount
Convertible Bonds — 88.36%
Communications — 2.53%
Fiverr International Ltd., 6.25%, 11/1/2025	$6,000,000	5,415,000
Magnite, Inc., 0.25%, 3/15/2026	6,500,000	5,817,246
TechTarget, Inc., 6.19%, 12/15/2026	5,500,000	5,252,500
Upwork, Inc., 0.25%, 8/15/2026	8,640,000	7,576,416
		24,061,162
Consumer Discretionary — 10.75%
Chegg, Inc., 6.87%, 9/1/2026	5,000,000	4,187,500
Cracker Barrel Old Country Store, Inc., 0.63%, 6/15/2026	10,339,000	9,128,411
Freshpet, Inc., 3.00%, 4/1/2028(b)	5,000,000	8,991,331
Guess?, Inc., 3.75%, 4/15/2028(b)	6,750,000	9,239,400
LCI Industries, 1.13%, 5/15/2026	8,382,000	8,262,557
Live Nation Entertainment, Inc., 3.13%, 1/15/2029(b)	8,000,000	9,635,200
Luminar Technologies, Inc., 1.25%, 12/15/2026(b)	7,000,000	2,417,310
NCL Corp Ltd., 1.13%, 2/15/2027	8,175,000	7,750,718
Patrick Industries, Inc., 1.75%, 12/1/2028	10,949,000	14,182,724
Stride, Inc., 1.13%, 9/1/2027	8,502,000	11,265,150
Wayfair, Inc., 3.25%, 9/15/2027(b)	5,000,000	6,587,500
Winnebago Industries, Inc., 1.50%, 4/1/2025	5,000,000	6,177,500
Winnebago Industries, Inc., 3.25%, 1/15/2030	3,600,000	3,903,300
		101,728,601
Consumer Staples — 1.87%
Chefs’ Warehouse, Inc. (The), 2.38%, 12/15/2028(b)	5,000,000	5,497,500
MGP Ingredients, Inc., 1.88%, 11/15/2041	6,000,000	6,505,094
Post Holdings, Inc., 2.50%, 8/15/2027	5,000,000	5,635,000
		17,637,594

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Investments (continued)
March 31, 2024

	Principal
	Amount	Value
Convertible Bonds — 88.36% (continued)
Energy — 2.66%
Green Plains, Inc., 2.25%, 3/15/2027	$9,112,000	$9,334,333
Helix Energy Solutions Group, Inc., 9.75%, 3/1/2029(b)	5,000,000	5,356,110
Northern Oil and Gas, Inc., 3.63%, 4/15/2029(b)	5,000,000	6,106,250
Stem, Inc., 4.25%, 4/1/2030(b)	8,000,000	4,288,426
		25,085,119
Financials — 1.40%
Encore Capital Group, Inc., 4.00%, 3/15/2029(b)	9,250,000	8,695,000
EZCORP, Inc., 3.75%, 12/15/2029(b)	3,750,000	4,542,401
		13,237,401
Health Care — 17.38%
Accuray, Inc., 3.75%, 6/1/2026	10,000,000	9,063,000
Amphastar Pharmaceuticals, Inc., 2.00%, 3/15/2029(b)	6,000,000	6,034,868
Artivion, Inc., 4.25%, 7/1/2025	6,000,000	6,832,500
CONMED Corp., 2.25%, 6/15/2027(b)	10,000,000	9,163,000
Cutera, Inc., 2.25%, 6/1/2028(b)	3,000,000	682,504
Enovis Corp., 3.88%, 10/15/2028(b)	11,000,000	14,129,500
Exact Sciences Corp., 0.38%, 3/15/2027	10,095,000	9,672,019
Gossamer Bio, Inc., 5.00%, 6/1/2027	3,750,000	1,537,500
Halozyme Therapeutics, Inc., 1.00%, 8/15/2028(b)	11,000,000	10,714,586
Inotiv, Inc., 3.25%, 10/15/2027	2,000,000	1,217,229
Insmed, Inc., 0.75%, 6/1/2028	5,000,000	5,367,500
Integer Holdings Corp., 2.13%, 2/15/2028(b)	13,000,000	18,824,000
iRhythm Technologies, Inc., 1.50%, 9/1/2029	2,500,000	2,650,935
Jazz Investments I Ltd., 2.00%, 6/15/2026	6,000,000	5,972,324
Lantheus Holdings, Inc., 2.63%, 12/15/2027(b)	9,530,000	10,575,917
LivaNova USA Inc, 2.50%, 3/15/2029	5,000,000	5,347,500
MannKind Corp., 2.50%, 3/1/2026	6,000,000	6,772,171
Merit Medical Systems, Inc., 3.00%, 2/1/2029(b)	13,000,000	14,215,500
PetIQ, Inc., 4.00%, 6/1/2026	9,157,000	9,105,721
Repligen Corp., 1.00%, 12/15/2028(b)	6,000,000	6,733,523
Tandem Diabetes Care, Inc., 1.50%, 3/15/2029	3,500,000	4,332,182
Varex Imaging Corp., 4.00%, 6/1/2025	5,000,000	5,553,000
		164,496,979
Industrials — 13.55%
Advanced Energy Industries, Inc., 2.50%, 9/15/2028(b)	11,500,000	11,751,850
Alarm.com Holdings, Inc., 5.68%, 1/15/2026	8,185,000	7,534,292
Axon Enterprise, Inc., 0.50%, 12/15/2027(b)	10,500,000	15,309,524
Camtek Ltd., (8.66)%, 12/1/2026(b)	7,000,000	10,614,519
FARO Technologies, Inc., 5.50%, 2/1/2028(b)	1,500,000	1,287,291
Fluor Corp., 1.13%, 8/15/2029(b)	8,500,000	9,590,125
Granite Construction, Inc., 3.75%, 5/15/2028(b)	11,000,000	15,119,500
Greenbrier Companies, Inc. (The), 2.88%, 4/15/2028	10,000,000	11,120,500

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Investments (continued)
March 31, 2024

	Principal
	Amount	Value
Convertible Bonds — 88.36% (continued)
Industrials — 13.55% (continued)
Itron, Inc., 3.53%, 3/15/2026	$9,000,000	$9,061,870
John Bean Technologies Corp., 0.25%, 5/15/2026	9,000,000	8,386,200
Mesa Laboratories, Inc., 1.38%, 8/15/2025	7,982,000	7,542,965
PureCycle Technologies, Inc., 7.25%, 8/15/2030(b)	2,000,000	1,121,038
Rocket Lab USA, Inc., 4.25%, 2/1/2029	3,500,000	3,720,938
Tetra Tech, Inc., 2.25%, 8/15/2028(b)	7,833,000	8,621,391
Xometry, Inc., 1.00%, 2/1/2027	9,500,000	7,262,511
		128,044,514
Materials — 2.36%
Century Aluminum Co, 2.75%, 5/1/2028	2,395,000	2,444,097
MP Materials Corp, 3.00%, 3/1/2030	2,000,000	1,874,000
Peabody Energy Corp., 3.25%, 3/1/2028	7,000,000	9,908,500
SSR Mining, Inc., 2.50%, 4/1/2039	9,000,000	8,066,250
		22,292,847
Real Estate — 0.50%
Redfin Corp., 0.50%, 4/1/2027	3,000,000	1,680,000
Rexford Industrial Realty LP, 4.38%, 3/15/2027	1,500,000	1,519,672
Rexford Industrial Realty LP, 4.13%, 3/15/2029	1,500,000	1,519,464
		4,719,136
Technology — 34.13%
Altair Engineering, Inc., 1.75%, 6/15/2027(b)	9,000,000	11,835,000
Bandwidth, Inc., 0.25%, 3/1/2026	3,000,000	2,651,250
Bandwidth, Inc., 0.50%, 4/1/2028	7,240,000	5,262,756
Bentley Systems, Inc., 0.38%, 7/1/2027	11,500,000	10,371,101
BlackLine, Inc., 5.22%, 3/15/2026	5,000,000	4,549,077
Box, Inc., (5.52)%, 1/15/2026	7,000,000	8,421,000
Confluent, Inc., 5.86%, 1/15/2027	6,000,000	5,167,991
CSG Systems International, Inc., 3.88%, 9/15/2028(b)	8,000,000	7,912,772
DigitalOcean Holdings, Inc., 6.51%, 12/1/2026	8,000,000	6,744,800
Dropbox, Inc., 0.65%, 3/1/2026	9,000,000	8,577,000
Envestnet, Inc., 2.63%, 12/1/2027(b)	11,000,000	11,676,500
Fastly, Inc., 6.14%, 3/15/2026	8,000,000	7,300,000
Global Payments, Inc., 1.50%, 3/1/2031	6,000,000	6,372,000
GoPro, Inc., 1.25%, 11/15/2025	5,600,000	5,076,614
IMAX Corp., 0.50%, 4/1/2026	10,345,000	9,660,161
Impinj, Inc., 1.13%, 5/15/2027	9,000,000	12,200,400
Infinera Corp., 2.50%, 3/1/2027	13,000,000	13,351,000
InterDigital, Inc., 3.50%, 6/1/2027(b)	6,830,000	9,825,952
Lumentum Holdings, Inc., 0.50%, 12/15/2026	9,600,000	8,470,414
Mitek Systems, Inc., 0.75%, 2/1/2026	5,682,000	5,718,114
Model N, Inc., 2.63%, 6/1/2025	7,000,000	7,660,800

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Investments (continued)
March 31, 2024

	Principal
	Amount	Value
Convertible Bonds — 88.36% (continued)
Technology — 34.13% (continued)
Model N, Inc., 1.88%, 3/15/2028(b)	$3,000,000	$2,890,500
ON Semiconductor Corp., 0.50%, 3/1/2029(b)	7,500,000	7,417,500
PagerDuty, Inc., 1.50%, 10/15/2028(b)	11,500,000	12,291,200
Perficient, Inc., 0.13%, 11/15/2026	12,000,000	10,401,862
Progress Software Corp, 3.50%, 3/1/2030	5,000,000	5,075,000
Progress Software Corp., 1.00%, 4/15/2026	10,350,000	10,764,000
PROS Holdings, Inc., 2.25%, 9/15/2027	11,000,000	12,050,500
Q2 Holdings, Inc., 0.13%, 11/15/2025	4,500,000	4,193,550
Q2 Holdings, Inc., 0.75%, 6/1/2026	4,000,000	3,810,000
Rapid7, Inc., 0.25%, 3/15/2027	6,000,000	5,282,514
Semtech Corp., 1.63%, 11/1/2027	8,000,000	7,904,800
SMART Global Holdings, Inc., 2.25%, 2/15/2026	7,000,000	9,754,345
SMART Global Holdings, Inc., 2.00%, 2/1/2029(b)	5,500,000	7,603,827
Veeco Instruments, Inc., 2.88%, 6/1/2029(b)	7,500,000	10,481,124
Veradigm, Inc., 0.88%, 1/1/2027	7,500,000	7,856,250
Verint Systems, Inc., 0.25%, 4/15/2026	8,495,000	8,006,538
Veritone, Inc., 1.75%, 11/15/2026	6,000,000	2,276,331
Vishay Intertechnology, Inc., 2.25%, 9/15/2030(b)	11,000,000	10,560,000
Wolfspeed, Inc., 0.25%, 2/15/2028	7,000,000	4,119,500
Workiva, Inc., 1.13%, 8/15/2026	9,175,000	11,152,213
		322,696,256
Utilities — 1.23%
Ormat Technologies, Inc., 2.50%, 7/15/2027(b)	12,000,000	11,640,000

Total Convertible Bonds
(Cost $812,259,350)		835,639,609

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Investments (continued)
March 31, 2024

	Shares	Value
Money Market Funds — 7.92%
First American Treasury Obligations Fund, Class X, 5.22%(c)	74,913,348	$74,913,348

Total Money Market Funds
(Cost $74,913,348)		74,913,348

Total Investments — 98.39%
(Cost $906,774,799)		930,471,469

Other Assets in Excess of Liabilities — 1.61%		15,244,933

Net Assets — 100.00%		$945,716,402

(a)	Affiliated Company.

(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2024

	Shares	Fair Value
Common Stocks — Short — (38.46)%
Communications — (0.26)%
Fiverr International Ltd.	(2,724)	$(57,395)
IMAX Corp.	(115,807)	(1,872,599)
Magnite, Inc.	(8,000)	(86,000)
TechTarget, Inc.	(7,000)	(231,560)
Upwork, Inc.	(17,035)	(208,849)
		(2,456,403)
Consumer Discretionary — (7.05)%
Axon Enterprise, Inc.	(39,006)	(12,204,197)
Chegg, Inc.	(1,500)	(11,355)
Cracker Barrel Old Country Store, Inc.	(14,115)	(1,026,584)
Freshpet, Inc.	(58,500)	(6,777,810)
Guess?, Inc.	(215,171)	(6,771,431)
LCI Industries	(24,300)	(2,990,358)
Live Nation Entertainment, Inc.	(57,206)	(6,050,679)
Luminar Technologies, Inc.	(338,411)	(666,670)
Norwegian Cruise Lines Holdings Ltd.	(119,000)	(2,490,670)
Patrick Industries, Inc.	(84,400)	(10,083,268)
Stride, Inc.	(121,000)	(7,629,050)
Wayfair, Inc., Class A	(55,350)	(3,757,158)
Winnebago Industries, Inc.	(83,698)	(6,193,652)
		(66,652,882)
Consumer Staples — (1.09)%
Chefs’ Warehouse, Inc. (The)	(77,582)	(2,921,738)
MGP Ingredients, Inc.	(42,957)	(3,699,886)
Post Holdings, Inc.	(34,871)	(3,706,090)
		(10,327,714)
Energy — (1.00)%
Green Plains, Inc.	(153,500)	(3,548,920)
Northern Oil and Gas, Inc.	(97,052)	(3,851,023)
Stem, Inc.	(920,315)	(2,015,490)
		(9,415,433)
Financials — (0.80)%
Encore Capital Group, Inc.	(100,500)	(4,583,805)
EZCORP, Inc., Class A	(260,000)	(2,945,800)
		(7,529,605)
Health Care — (7.04)%
Accuray, Inc.	(443,545)	(1,095,556)
Amphastar Pharmaceuticals, Inc.	(67,700)	(2,972,707)
CONMED Corp.	(32,770)	(2,624,222)
CryoLife, Inc.	(106,597)	(2,255,593)
Cutera, Inc.	(35,000)	(51,450)
Exact Sciences Corp.	(34,955)	(2,413,992)

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short (continued)
March 31, 2024

	Shares	Fair Value
Common Stocks — Short — (38.46)% (continued)
Health Care — (7.04)% (continued)
Gossamer Bio, Inc.	(122,140)	$(144,125)
Halozyme Therapeutics, Inc.	(113,700)	(4,625,315)
Inotiv, Inc.	(10,300)	(112,682)
Insmed, Inc.	(112,128)	(3,042,033)
Integer Holdings Corp.	(126,198)	(14,724,782)
iRhythm Technologies, Inc.	(12,200)	(1,415,200)
Jazz Pharmaceuticals PLC	(21,261)	(2,560,250)
Lantheus Holdings, Inc.	(71,700)	(4,462,608)
LivaNova PLC	(47,800)	(2,673,932)
Mannkind Corp.	(604,066)	(2,736,419)
Merit Medical Systems, Inc.	(100,928)	(7,645,296)
PetIQ, Inc., Class A	(107,400)	(1,963,272)
Repligen Corp.	(21,562)	(3,965,683)
Tandem Diabetes Care, Inc.	(76,072)	(2,693,710)
Varex Imaging Corp.	(131,691)	(2,383,607)
		(66,562,434)
Industrials — (7.63)%
Advanced Energy Industries, Inc.	(52,087)	(5,311,832)
Alarm.com Holdings, Inc.	(11,899)	(862,321)
Camtek Ltd.	(97,672)	(8,181,983)
Enovis Corp.	(146,348)	(9,139,433)
FARO Technologies, Inc.	(21,047)	(452,721)
Fluor Corp.	(136,245)	(5,760,439)
Granite Construction, Inc.	(186,664)	(10,664,114)
Greenbrier Companies, Inc. (The)	(123,869)	(6,453,575)
Itron, Inc.	(29,671)	(2,745,161)
John Bean Technologies Corp.	(17,217)	(1,805,891)
Mesa Laboratories, Inc.	(6,400)	(702,272)
PureCycle Technologies, Inc.	(85,437)	(531,418)
Rocket Lab USA, Inc.	(513,000)	(2,108,430)
SMART Global Holdings, Inc.	(437,773)	(11,522,185)
Tetra Tech, Inc.	(25,590)	(4,726,729)
Xometry, Inc.	(71,082)	(1,200,575)
		(72,169,079)
Materials — (1.12)%
Century Aluminum Co.	(96,644)	(1,487,351)
MP Materials Corp.	(64,391)	(920,791)
Peabody Energy Corp.	(315,136)	(7,645,200)
SSR Mining, Inc.	(126,120)	(562,495)
		(10,615,837)

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short (continued)
March 31, 2024

	Shares	Fair Value
Common Stocks — Short — (38.46)% (continued)
Real Estate — (0.04)%
Redfin Corp.	(6,700)	$(44,555)
Rexford Industrial Realty, Inc.	(7,000)	(352,100)
		(396,655)
Technology — (11.89)%
Allscripts Healthcare Solutions, Inc.	(150,000)	(1,155,000)
Altair Engineering, Inc., Class A	(92,400)	(7,960,260)
Bandwidth, Inc., Class A	(15,662)	(285,988)
Bentley Systems, Inc., Class B	(55,866)	(2,917,323)
BlackLine, Inc.	(6,451)	(416,606)
Box, Inc., Class A	(190,657)	(5,399,406)
Confluent, Inc., Class A	(14,709)	(448,919)
CSG Systems International, Inc.	(59,500)	(3,066,630)
DigitalOcean Holdings, Inc.	(10,246)	(391,192)
Dropbox, Inc., Class A	(88,506)	(2,150,696)
Envestnet, Inc.	(79,140)	(4,582,997)
Fastly, Inc., Class A	(13,164)	(170,737)
Global Payments, Inc.	(25,400)	(3,394,964)
GoPro, Inc., Class A	(87,000)	(194,010)
Impinj, Inc.	(53,100)	(6,818,571)
Infinera Corp.	(979,110)	(5,904,033)
InterDigital, Inc.	(74,000)	(7,878,040)
Lumentum Holdings, Inc.	(40,889)	(1,936,094)
Mitek Systems, Inc.	(109,000)	(1,536,900)
Model N, Inc.	(135,979)	(3,871,322)
ON Semiconductor Corp.	(46,100)	(3,390,655)
PagerDuty, Inc.	(241,698)	(5,481,711)
Perficient, Inc.	(12,056)	(678,632)
Progress Software Corp.	(154,939)	(8,259,799)
PROS Holdings, Inc.	(169,000)	(6,139,770)
Q2 Holdings, Inc.	(23,507)	(1,235,528)
Rapid7, Inc.	(17,876)	(876,639)
Semtech Corp.	(137,500)	(3,779,875)
Veeco Instruments, Inc.	(205,000)	(7,209,850)
Verint Systems, Inc.	(27,400)	(908,310)
Veritone, Inc.	(150,477)	(791,509)
Vishay Intertechnology, Inc.	(219,000)	(4,966,920)
Wolfspeed, Inc.	(38,542)	(1,136,989)
Workiva, Inc., Class A	(84,432)	(7,159,834)
		(112,495,709)

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short (continued)
March 31, 2024

	Shares	Fair Value
Common Stocks — Short — (38.46)% (continued)
Utilities — (0.54)%
Ormat Technologies, Inc.	(77,643)	$(5,139,190)

Total Common Stocks — Short
(Proceeds Received $379,800,006)		(363,760,941)

Total Securities Sold Short — (38.46)%
(Proceeds Received $379,800,006)		(363,760,941)

Schedule of Futures Contracts

		Expiration	Notional	Value/Unrealized
Futures Contracts	Contracts	Date	Amount	Depreciation
Short Contracts
5 Year US Treasury Note Future	(300)	July 2024	$(32,104,688)	$(91,407)
Total Futures				$(91,407)

See accompanying notes which are an integral part of these financial statements.

Absolute Flexible Fund
Schedule of Investments
March 31, 2024

	Principal
	Amount	Fair Value
Convertible Bonds — 83.25%
Communications — 7.32%
Magnite, Inc., 0.25%, 3/15/2026	$1,000,000	$894,961
Upwork, Inc., 0.25%, 8/15/2026	1,250,000	1,096,125
		1,991,086
Consumer Discretionary — 3.25%
Cracker Barrel Old Country Store, Inc., 0.63%, 6/15/2026	1,000,000	882,910

Health Care — 12.60%
Accuray, Inc., 3.75%, 6/1/2026	1,000,000	906,300
CONMED Corp., 2.25%, 6/15/2027	1,000,000	916,300
Inotiv, Inc., 3.25%, 10/15/2027	1,000,000	608,615
PetIQ, Inc., 4.00%, 6/1/2026	1,000,000	994,400
		3,425,615
Industrials — 13.63%
Alarm.com Holdings, Inc., 5.68%, 1/15/2026	815,000	750,207
Itron, Inc., 3.53%, 3/15/2026	1,250,000	1,258,593
John Bean Technologies Corp., 0.25%, 5/15/2026	1,000,000	931,800
Xometry, Inc., 1.00%, 2/1/2027	1,000,000	764,475
		3,705,075
Real Estate — 1.55%
Redfin Corp., 0.50%, 4/1/2027	750,000	420,000

Technology — 44.90%
Bandwidth, Inc., 0.25%, 3/1/2026	1,000,000	883,750
Bentley Systems, Inc., 0.38%, 7/1/2027	1,324,000	1,194,029
Confluent, Inc., 5.86%, 1/15/2027	1,000,000	861,332
DigitalOcean Holdings, Inc., 6.51%, 12/1/2026	1,000,000	843,100
Dropbox, Inc., 0.65%, 3/1/2026	1,000,000	953,000
Fastly, Inc., 6.14%, 3/15/2026	593,000	541,113
GoPro, Inc., 1.25%, 11/15/2025	400,000	362,615
IMAX Corp., 0.50%, 4/1/2026	1,250,000	1,167,250
Infinera Corp., 2.50%, 3/1/2027	1,250,000	1,283,750
PagerDuty, Inc., 1.50%, 10/15/2028	1,000,000	1,068,800
Perficient, Inc., 0.13%, 11/15/2026	1,250,000	1,083,527
Q2 Holdings, Inc., 0.13%, 11/15/2025	1,000,000	931,900
Rapid7, Inc., 0.25%, 3/15/2027	956,000	841,681
Veritone, Inc., 1.75%, 11/15/2026	500,000	189,694
		12,205,541
Total Convertible Bonds
(Cost $22,441,827)		22,630,227

See accompanying notes which are an integral part of these financial statements.

Absolute Flexible Fund
Schedule of Investments (continued)
March 31, 2024

	Shares	Fair Value
Money Market Funds — 18.26%
First American Treasury Obligations Fund, Class X, 5.22%(a)	4,965,882	$4,965,882

Total Money Market Funds
(Cost $4,965,882)		4,965,882

Total Investments — 101.51%
(Cost $27,407,709)		27,596,109

Liabilities in Excess of Other Assets — (1.51)%		(411,514)

Net Assets — 100.00%		$27,184,595

(a)	Rate disclosed is the seven day effective yield as of March 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Absolute Flexible Fund
Schedule of Securities Sold Short
March 31, 2024

	Shares	Fair Value
Common Stocks — Short — (10.67)%
Communications — (0.79)%
IMAX Corp.	(11,085)	$(179,244)
Upwork, Inc.	(2,838)	(34,794)
		(214,038)
Consumer Discretionary — (0.32)%
Cracker Barrel Old Country Store, Inc.	(1,200)	(87,276)

Health Care — (2.12)%
Accuray, Inc.	(43,375)	(107,136)
CONMED Corp.	(3,100)	(248,248)
Inotiv, Inc.	(1,200)	(13,128)
PetIQ, Inc., Class A	(11,400)	(208,392)
		(576,904)
Industrials — (2.15)%
Itron, Inc.	(3,000)	(277,560)
John Bean Technologies Corp.	(2,283)	(239,464)
Xometry, Inc.	(4,000)	(67,560)
		(584,584)
Technology — (5.29)%
Bentley Systems, Inc., Class B	(3,000)	(156,660)
Confluent, Inc., Class A	(1,100)	(33,572)
DigitalOcean Holdings, Inc.	(550)	(20,999)
Dropbox, Inc., Class A	(7,230)	(175,689)
Fastly, Inc., Class A	(500)	(6,485)
Infinera Corp.	(49,030)	(295,651)
PagerDuty, Inc.	(20,000)	(453,601)
Perficient, Inc.	(1,030)	(57,979)
Q2 Holdings, Inc.	(800)	(42,048)
Rapid7, Inc.	(2,860)	(140,254)
Veritone, Inc.	(10,658)	(56,061)
		(1,438,999)
Total Common Stocks — Short
(Proceeds Received $2,928,556)		(2,901,801)

Total Securities Sold Short — (10.67)%
(Proceeds Received $2,928,556)		(2,901,801)

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Assets and Liabilities
March 31, 2024

		Absolute
	Absolute	Capital	Absolute	Absolute
	Strategies	Opportunities	Convertible	Flexible
	Fund	Fund	Arbitrage Fund	Fund
Assets
Investments in securities at fair value (cost $3,084,293, $49,707,969, $890,172,698 and $27,407,709, respectively)	$3,058,247	$70,784,208	$910,552,957	$27,596,109
Investments in affiliates, at value (Cost $14,796,269, $—, $19,602,101 and $—, respectively)	15,359,924	—	19,918,512	—
Cash and cash equivalents	925	274,999	—	108,611
Cash at broker	1,972,127	2,094,604	365,578,540	2,348,010
Receivable for fund shares sold	—	—	536,208	—
Receivable for investments sold	—	—	16,774,616	—
Receivable for net variation margin on futures contracts	14,490	—	35,156	—
Dividends and interest receivable	13,306	95,669	3,957,116	95,774
Tax reclaims receivable	2,452	6,058	—	—
Prepaid expenses	8,624	12,468	28,111	6,464
Total Assets	20,430,095	73,268,006	1,317,381,216	30,154,968
Liabilities
Securities sold short (premiums received $225,981, $—, $379,800,006 and $2,928,556, respectively)	175,790	—	363,760,941	2,901,801
Written call options (premium received $—, $6,599,132 $— and $—, respectively)	—	8,439,139	—	—
Payable for investments purchased	—	—	6,357,506	—
Payable for fund shares redeemed	—	47,961	262,697	—
Payable to Adviser	18,690	59,641	827,070	16,879
Accrued 12b-1 fees	—	—	76,138	—

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Assets and Liabilities
March 31, 2024 (continued)

		Absolute
	Absolute	Capital	Absolute	Absolute
	Strategies	Opportunities	Convertible	Flexible
	Fund	Fund	Arbitrage Fund	Fund
Liabilities (continued)
Payable to affiliates	$9,755	$15,663	$76,687	$7,316
Payable to auditors	30,000	30,000	30,000	30,000
Other accrued expenses	6,152	26,493	252,188	14,377
Payable for dividends on securities sold short	—	—	21,587	—
Total Liabilities	240,387	8,618,897	371,664,814	2,970,373
Net Assets	$20,189,708	$64,649,109	$945,716,402	$27,184,595
Net Assets consist of:
Paid-in capital	59,432,934	78,720,301	929,981,818	26,751,064
Accumulated earnings (deficit)	(39,243,226)	(14,071,192)	15,734,584	433,531
Net Assets	$20,189,708	$64,649,109	$945,716,402	$27,184,595
Institutional Shares:
Net Assets	$20,189,708	$64,649,109	$766,588,615	$27,184,595
Shares outstanding (unlimited number of shares authorized, no par value)	3,078,827	6,108,565	68,632,590	2,654,062
Net asset value, offering and redemption price per share	$6.56	$10.58	$11.17	$10.24
Investor Shares:
Net Assets	$—	$—	$179,127,787	$—
Shares outstanding (unlimited number of shares authorized, no par value)	—	—	16,082,465	—
Net asset value, offering and redemption price per share	$—	$—	$11.14	$—

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Operations
For the year ended March 31, 2024

	Absolute	Absolute	Absolute	Absolute
	Strategies	Capital	Convertible	Flexible
	Fund	Opportunities Fund	Arbitrage Fund	Fund
Investment Income:
Dividend income (net of foreign taxes withheld of $29,166, $4,021, $– and $–, respectively)	$168,999	$1,469,553	$2,276,870	$56,728
Dividend income from affiliated investments	404,310	—	1,076,500	—
Interest income	152,403	16,989	48,397,345	1,651,836
Total investment income	725,712	1,486,542	51,750,715	1,708,564
Expenses:
Adviser	317,046	1,099,066	11,772,600	355,180
12b-1 fees - Investor Shares	—	—	587,878	—
Transfer agent	70,954	31,096	538,245	12,093
Audit and tax preparation	31,321	30,968	30,968	30,968
Registration	22,959	23,769	57,534	16,575
Legal	18,306	23,301	108,761	17,901
Report printing	17,960	11,301	87,393	7,319
Administration	15,166	40,825	436,952	15,578
Custodian	15,000	24,530	95,910	12,032
Trustee	11,298	11,941	21,164	11,227
Compliance services	9,633	12,154	30,315	9,615
Fund accounting	6,647	8,684	22,034	6,819
Offering	—	—	—	9,162
Dividend expense on securities sold short	—	—	1,828,353	5,241
Miscellaneous	38,666	42,507	492,447	31,860
Total expenses	574,956	1,360,142	16,110,554	541,570
Fees contractually waived and expenses reimbursed by Adviser	(172,366)	(195,386)	(779,204)	(160,048)
Net operating expenses	402,590	1,164,756	15,331,350	381,522
Net investment income	323,122	321,786	36,419,365	1,327,042

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Operations
For the year ended March 31, 2024 (continued)

	Absolute	Absolute	Absolute	Absolute
	Strategies	Capital	Convertible	Flexible
	Fund	Opportunities Fund	Arbitrage Fund	Fund
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment in unaffiliated issuers	$48,201	$6,259,276	$(30,661,517)	$753,884
Investment in affiliated issuers	160,120	—	205,695	—
Securities sold short	(69,729)	—	26,699,486	(560,054)
Purchased options	(302,156)	(12,228,863)	—	—
Written options	(74,653)	1,695,412	—	—
Futures contracts	(3,413,197)	—	1,568,964	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(28,997)	8,983,064	73,656,594	82,248
Affiliated investments	678,798	—	(168,658)	—
Securities sold short	190,890	—	(47,177,179)	(73,810)
Purchased options	248,570	5,026,091	—	—
Written options	5,709	(3,032,107)	—	—
Futures contracts	534,448	—	1,259,332	—
Foreign currency	138	(24)	—	—
Net realized and change in unrealized gain (loss) on investments	(2,021,858)	6,702,849	25,382,717	202,268
Net increase (decrease) in net assets resulting from operations	$(1,698,736)	$7,024,635	$61,802,082	$1,529,310

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Changes in Net Assets

	Absolute Strategies Fund
	For the Year Ended	For the Year Ended
	March 31, 2024	March 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$323,122	$(44,768)
Net realized gain (loss) on investment securities transactions	(3,651,414)	1,108,889
Net change in unrealized appreciation (depreciation) of investment securities	1,629,556	(1,383,022)
Net decrease in net assets resulting from operations	(1,698,736)	(318,901)
Distributions to Shareholders from Earnings:
Institutional Shares	(178,897)	—
Total distributions	(178,897)	—
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	1,634,186	9,781,860
Reinvestment of distributions	175,904	—
Amount paid for shares redeemed	(12,575,906)	(7,192,521)
Total Institutional Shares	(10,765,816)	2,589,339
Net increase (decrease) in net assets resulting from capital transactions	(10,765,816)	2,589,339
Total Increase (Decrease) in Net Assets	(12,643,449)	2,270,438
Net Assets
Beginning of year	32,833,157	30,562,719
End of year	$20,189,708	$32,833,157
Share Transactions:
Institutional Shares:
Shares sold	244,212	1,356,256
Shares issued in reinvestment of distributions	26,938	—
Shares redeemed	(1,885,862)	(983,735)
Total Institutional Shares	(1,614,712)	372,521

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Changes in Net Assets

	Absolute Capital Opportunities Fund
	For the Year Ended	For the Year Ended
	March 31, 2024	March 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$321,786	$(231,812)
Net realized loss on investment securities transactions	(4,274,175)	(5,832,642)
Net change in unrealized appreciation (depreciation) of investment securities	10,977,024	(1,572,601)
Net increase (decrease) in net assets resulting from operations	7,024,635	(7,637,055)
Distributions to Shareholders from Earnings:
Institutional Shares	(56,191)	—
Total distributions	(56,191)	—
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	21,876,789	32,211,215
Reinvestment of distributions	55,443	—
Amount paid for shares redeemed	(60,932,544)	(74,159,077)
Total Institutional Shares	(39,000,312)	(41,947,862)
Net decrease in net assets resulting from capital transactions	(39,000,312)	(41,947,862)
Total Decrease in Net Assets	(32,031,868)	(49,584,917)
Net Assets
Beginning of year	96,680,977	146,265,894
End of year	$64,649,109	$96,680,977
Share Transactions:
Institutional Shares:
Shares sold	453,788	3,254,150
Shares issued in reinvestment of distributions	5,781	—
Shares redeemed	(4,481,279)	(7,621,142)
Total Institutional Shares	(4,021,710)	(4,366,992)

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Changes in Net Assets

	Absolute Convertible Arbitrage Fund
	For the Year Ended	For the Year Ended
	March 31, 2024	March 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$36,419,365	$17,728,798
Net realized gain (loss) on investment securities transactions	(2,187,372)	5,260,035
Net change in unrealized appreciation (depreciation) of investment securities	27,570,089	(5,931,182)
Net increase in net assets resulting from operations	61,802,082	17,057,651
Distributions to Shareholders from Earnings:
Institutional Shares	(29,279,276)	(24,625,866)
Investor Shares	(7,183,859)	(7,243,929)
Total distributions	(36,463,135)	(31,869,795)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	311,105,068	351,645,129
Reinvestment of distributions	21,008,915	19,509,262
Amount paid for shares redeemed	(368,803,040)	(254,565,141)
Total Institutional Shares	(36,689,057)	116,589,250
Investor Shares:
Proceeds from shares sold	10,454,499	248,352,894
Reinvestment of distributions	7,182,851	7,242,919
Amount paid for shares redeemed	(117,889,220)	(11,458,541)
Total Investor Shares	(100,251,870)	244,137,272
Net increase (decrease) in net assets resulting from capital transactions	(136,940,927)	360,726,522
Total Increase (Decrease) in Net Assets	(111,601,980)	345,914,378
Net Assets
Beginning of year	1,057,318,382	711,404,004
End of year	$945,716,402	$1,057,318,382

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Changes in Net Assets (continued)

	Absolute Convertible Arbitrage Fund
	For the Year Ended	For the Year Ended
	March 31, 2024	March 31, 2023
Share Transactions:
Institutional Shares:
Shares sold	28,365,435	32,192,388
Shares issued in reinvestment of distributions	1,924,589	1,805,002
Shares redeemed	(33,513,560)	(23,367,099)
Total Institutional Shares	(3,223,536)	10,630,291
Investor Shares:
Shares sold	954,108	22,885,727
Shares issued in reinvestment of distributions	659,939	671,597
Shares redeemed	(10,784,741)	(1,056,836)
Total Investor Shares	(9,170,694)	22,500,488

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Statements of Changes in Net Assets

	Absolute Flexible Fund
	For the	For the
	Year Ended	Period Ended
	March 31, 2024	March 31, 2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,327,042	$618,866
Net realized gain on investment securities transactions	193,830	262,249
Net change in unrealized appreciation of investment securities	8,438	206,716
Net increase in net assets resulting from operations	1,529,310	1,087,831
Distributions to Shareholders from Earnings:
Institutional Shares	(1,749,594)	(434,016)
Total distributions	(1,749,594)	(434,016)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	4,223,224	20,350,011
Reinvestment of distributions	1,749,594	434,016
Amount paid for shares redeemed	(5,771)	(10)
Total Institutional Shares	5,967,047	20,784,017
Net increase in net assets resulting from capital transactions	5,967,047	20,784,017
Total Increase in Net Assets	5,746,763	21,437,832
Net Assets
Beginning of period	21,437,832	—
End of period	$27,184,595	$21,437,832
Share Transactions:
Institutional Shares:
Shares sold	403,372	2,035,046
Shares issued in reinvestment of distributions	173,492	42,722
Shares redeemed	(569)	(1)
Total Institutional Shares	576,295	2,077,767

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Absolute Strategies Fund — Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended March 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$7.00	$7.07	$7.88	$8.38	$8.10
Income from investment operations:
Net investment income (loss)(a)	0.09	(0.01)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.48)	(0.06)	(0.53)	(0.42)	0.32
Total from investment operations	(0.39)	(0.07)	(0.62)	(0.50)	0.29
Less distributions to shareholders from:
Net investment income	(0.05)	—	(0.19)	—	(0.01)
Total from distributions	(0.05)	—	(0.19)	—	(0.01)
Net asset value, end of year	$6.56	$7.00	$7.07	$7.88	$8.38
Total Return(b)	(5.62)%	(0.99)%	(7.96)%	(5.97)%	3.54%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$20,190	$32,833	$30,563	$71,378	$68,539
Ratio of net investment income (loss) to average net assets	1.38%	(0.13)%	(1.15)%	(0.97)%	(0.42)%
Ratio of net expenses to average net assets	1.72%	1.79%	1.69%	1.60%	1.52%
Dividend and interest expenses	—%	0.02%	0.05%	0.02%	0.02%
Net Expenses without dividend and interest expenses	1.72%	1.77%	1.64%	1.58%	1.50%
Ratio of gross expenses to average net assets before waiver or recoupment	2.46%	2.34%	2.32%	2.21%	2.22%
Portfolio turnover	15%	42%	11%	23%	45%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate the investor would have earned or lost on an investment in the Absolute Strategies Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Absolute Capital Opportunities Fund — Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended March 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$9.54	$10.09	$10.63	$11.90	$11.50
Income from investment operations:
Net investment income (loss)(a)	0.04	(0.02)	(0.11)	(0.14)	0.04
Net realized and unrealized gain (loss) on investments	1.01	(0.53)	(0.43)	0.82	0.36
Total from investment operations	1.05	(0.55)	(0.54)	0.68	0.40
Less distributions to shareholders from:
Net investment income	(0.01)	—	—	— (b)	—
Net realized gains	—	—	—	(1.95)	—
Total from distributions	(0.01)	—	—	(1.95)	—
Net asset value, end of year	$10.58	$9.54	$10.09	$10.63	$11.90
Total Return(c)	10.97%	(5.45)%	(5.08)%	5.41%	3.48%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$64,649	$96,681	$146,266	$122,942	$57,950
Ratio of net investment income (loss) to average net assets	0.41%	(0.17)%	(1.10)%	(1.22)%	0.37%
Ratio of net expenses to average net assets	1.48%	1.55%	1.57%	1.81%	1.78%
Dividend and interest expenses	—%	0.06%	0.08%	0.06%	0.03%
Net Expenses without dividend and interest expenses	1.48%	1.49%	1.49%	1.75%	1.75%
Ratio of gross expenses to average net assets before waiver or recoupment	1.73%	1.71%	1.73%	1.82%	1.87%
Portfolio turnover	11%	120%	30%	140%	46%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Rounds to less than $0.005 per share.

(c)	Total return in the above table represents the rate the investor would have earned or lost on an investment in the Absolute Capital Opportunities Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund — Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended March 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$10.90	$11.12	$11.34	$10.32	$10.49
Income from investment operations:
Net investment income (loss)(a)	0.38	0.21	0.01	(0.02)	0.08
Net realized and unrealized gain (loss) on investments	0.29	(0.07)	0.12	1.37	0.05
Total from investment operations	0.67	0.14	0.13	1.35	0.13
Less distributions to shareholders from:
Net investment income	(0.40)	(0.14)	—	(0.01)	(0.11)
Net realized gains	—	(0.22)	(0.35)	(0.32)	(0.19)
Total from distributions	(0.40)	(0.36)	(0.35)	(0.33)	(0.30)
Net asset value, end of year	$11.17	$10.90	$11.12	$11.34	$10.32
Total Return(b)	6.23%	1.30%	1.13%	13.12%	1.18%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$766,589	$783,028	$680,871	$440,974	$139,865
Ratio of net investment income (loss) to average net assets	3.44%	1.96%	0.10%	(0.16)%	0.77%
Ratio of net expenses to average net assets	1.37%	1.33%	1.51%	1.68%	1.59%
Dividend and interest expenses	0.17%	0.13%	0.31%	0.38%	0.07%
Net Expenses without dividend and interest expenses	1.20%	1.20%	1.20%	1.30%	1.52%
Ratio of gross expenses to average net assets before waiver or recoupment	1.43%	1.54%	1.75%	1.88%	1.78%
Portfolio turnover(c)	51%	34%	45%	93%	95%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate the investor would have earned or lost on an investment in the Absolute Convertible Arbitrage Fund, assuming reinvestment of distributions.

(c)	Portfolio turnover is calculated on the basis on the Absolute Convertible Arbitrage Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Absolute Convertible Arbitrage Fund — Investor Shares
Financial Highlights

(For a share outstanding during each period)

			For the
			Period
	For the Years Ended		Ended
	March 31,		March 31,
	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.86	$11.09	$11.34
Income from investment operations:
Net investment income(b)	0.35	0.24	—	(c)
Net realized and unrealized gain (loss) on investments	0.29	(0.14)	0.10
Total from investment operations	0.64	0.10	0.10
Less distributions to shareholders from:
Net investment income	(0.36)	(0.11)	—
Net realized gains	—	(0.22)	(0.35)
Total from distributions	(0.36)	(0.33)	(0.35)
Net asset value, end of period	$11.14	$10.86	$11.09
Total Return(d)	6.03%	1.01%	0.86	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$179,128	$274,291	$30,533
Ratio of net investment income (loss) to average net assets	3.16%	2.20%	(0.01	)% (f)
Ratio of net expenses to average net assets	1.62%	1.58%	1.77	% (f)
Dividend and interest expenses	0.17%	0.13%	0.32	% (f)
Net Expenses without dividend and interest expenses	1.45%	1.45%	1.45	% (f)
Ratio of gross expenses to average net assets before waiver or recoupment	1.71%	1.82%	2.16	% (f)
Portfolio turnover(g)	51%	34%	45	% (e)

(a)	For the period February 25, 2021 (commencement of operations) to March 31, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Rounds to less than $0.005 per share.

(d)	Total return in the above table represents the rate the investor would have earned or lost on an investment in the Absolute Convertible Arbitrage Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Absolute Convertible Arbitrage Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Absolute Flexible Fund — Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year	Period
	Ended	Ended
	March 31,	March 31,
	2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.32	$10.00
Income from investment operations:
Net investment income(b)	0.54	0.30
Net realized and unrealized gain on investments	0.07	0.23
Total from investment operations	0.61	0.53
Less distributions to shareholders from:
Net investment income	(0.50)	(0.17)
Net realized gains	(0.19)	(0.04)
Total from distributions	(0.69)	(0.21)
Net asset value, end of period	$10.24	$10.32
Total Return(c)	6.16%	5.37	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$27,185	$21,438
Ratio of net investment income to average net assets	5.22%	3.96	% (e)
Ratio of net expenses to average net assets	1.51%	1.49	% (e)
Dividend and interest expenses	0.02%	—	% (e)
Net Expenses without dividend and interest expenses	1.49%	1.49	% (e)
Ratio of gross expenses to average net assets before waiver or recoupment	2.13%	2.43	% (e)
Portfolio turnover	50%	21	% (d)

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate the investor would have earned or lost on an investment in the Absolute Flexible Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Absolute Mutual Funds
Notes to the Financial Statements
March 31, 2024

NOTE 1. ORGANIZATION

Absolute Strategies Fund (“Strategies Fund”), Absolute Capital Opportunities Fund (“Capital Opportunities Fund”), Absolute Convertible Arbitrage Fund (“Convertible Arbitrage Fund”) and Absolute Flexible Fund (“Flexible Fund”) (individually, a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”). Prior to a tax-free reorganization as of the close of business on September 8, 2023, the Funds were each a diversified series of the Forum Funds Trust (collectively the “Predecessor Funds”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Absolute Investment Advisers LLC (the “Adviser” or “Absolute”). Kovitz Investment Group Partners, LLC is the sub-adviser to Capital Opportunities Fund. Strategies Fund currently offers Institutional Shares. Institutional Shares of Strategies Fund’s Predecessor Fund commenced operations on July 11, 2005. Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500® Index. Capital Opportunities Fund currently offers Institutional Shares. Institutional Shares of Capital Opportunities Fund’s Predecessor Fund commenced operations on December 30, 2015. Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500® Index. Flexible Fund currently offers Institutional Shares. Institutional Shares of Flexible Fund’s Predecessor Fund commenced operations on June 30, 2022. Flexible Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices.

Convertible Arbitrage Fund currently offers Institutional Shares and Investor Shares. The predecessor fund of Convertible Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA Fund, LP, a privately offered hedge fund (“Mohican”), in exchange for Convertible Arbitrage Fund Predecessor Fund’s shares. Mohican commenced operations in 2002. Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. Convertible Arbitrage Fund’s Predecessor Fund Investor Shares commenced operations on April 1, 2021.

The Funds acquired all of the assets and liabilities of the Predecessor Funds in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of each Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund and the Investor Class shares were exchanged for Investor Class shares of the Funds. The Predecessor Funds had investment objectives and strategies that were, in all

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

material respects, the same as those of the Funds, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Funds. The Funds’ performance for periods prior to September 11, 2023 is that of the Predecessor Funds. The Funds are a continuation of the Predecessor Funds, and therefore, the performance information includes the performance of the Predecessor Funds.

For financial reporting purposes, assets received and shares issued by the Funds were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds were carried forward to align ongoing reporting of the Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets, unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Predecessor Funds were as follows:

		Capital	Convertible
	Strategies	Opportunities	Arbitrage	Flexible
	Fund	Fund	Fund	Fund
Net Assets	$22,215,701	$79,839,999	$1,181,073,729	$25,924,484
Unrealized Appreciation (Depreciation)	(586,475)	12,094,265	21,940,719	(288,723)
Undistributed Net Investment Income	139,482	146,770	16,170,923	551,997
Accumulated Realized Gain (Loss)	(2,282,722)	(3,956,373)	(1,864,024)	1,102

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statements of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. The net change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2024, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the fiscal year ended March 31, 2024, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2024, for Strategies Fund and Convertible Arbitrage Fund, are disclosed in each Fund’s Schedule of Futures Contracts.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own.

To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.

Purchased Options – When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2024, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2024, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

Offering Costs – Offering costs for Flexible Fund’s predecessor fund of $36,646 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of Flexible Fund’s predecessor fund. During the fiscal year ended March 31, 2024, Flexible Fund expensed $9,162.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Valuation Designee decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board through its Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that a Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, the administrator, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2024:

Strategies Fund		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$14,162,810	$—	$—	$14,162,810
Exchange-Traded Funds	1,343,454	—	—	1,343,454
Collateralized Mortgage Obligations	—	117,480	—	117,480
Put Options Purchased	20,155	—	—	20,155
Money Market Funds	2,774,272	—	—	2,774,272
Futures(b)	36,760	—	—	36,760
Total	$18,337,451	$117,480	$—	$18,454,931
Liabilities
Common Stocks(a)	$(175,790)	$—	$—	$(175,790)
Total	$(175,790)	$—	$—	$(175,790)

Capital Opportunities Fund
Assets
Common Stocks(a)	$54,467,449	$—	$—	$54,467,449
Call Options Purchased	5,199,996	—	—	5,199,996
Put Options Purchased	366,520	—	—	366,520
Money Market Funds	10,750,243	—	—	10,750,243
Total	$70,784,208	$—	$—	$70,784,208
Liabilities
Written Options	$(8,439,139)	$—	$—	$(8,439,139)
Total	$(8,439,139)	$—	$—	$(8,439,139)

Convertible Arbitrage Fund		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$19,918,512	$—	$—	$19,918,512
Convertible Bonds(a)	—	835,639,609	—	835,639,609
Money Market Funds	74,913,348	—	—	74,913,348
Total	$94,831,860	$835,639,609	$—	$930,471,469
Liabilities
Common Stocks(a)	$(363,760,941)	$—	$—	$(363,760,941)
Futures(b)	(91,407)	—	—	(91,407)
Total	$(363,852,348)	$—	$—	$(363,852,348)

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

Flexible Fund
Assets
Convertible Bonds(a)	$—	$22,630,227	$—	$22,630,227
Money Market Funds	4,965,882	—	—	4,965,882
Total	$4,965,882	$22,630,227	$—	$27,596,109
Liabilities
Common Stocks(a)	$(2,901,801)	$—	$—	$(2,901,801)
Total	$(2,901,801)	$—	$—	$(2,901,801)

(a)	Refer to Schedule of Investments for sector classifications.

(b)	The amount shown represents the net unrealized appreciation/depreciation of the futures contracts.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may invest in certain derivatives, as detailed below, to meet their respective investment objective. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In some cases, a Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when doing so would be beneficial.

The Funds may also utilize certain derivative instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following paragraphs provide more information on specific types of derivatives and activity in each Fund:

The use of derivative instruments by Strategies Fund for the fiscal year ended March 31, 2024, related to the use of futures contracts and purchased and written options. Strategies Fund utilized such derivative instruments in order to generate absolute return and to implement selective hedging and to manage risk exposure.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

The use of derivative instruments by Capital Opportunities Fund for the fiscal year ended March 31, 2024, related to the use of purchased and written options. Capital Opportunities Fund utilized such options in order to manage or enhance return (including through leverage), to obtain leverage for speculative purposes, and to implement selective hedging and to manage risk exposure.

The use of derivative instruments by Convertible Arbitrage Fund for the fiscal year ended March 31, 2024, related to the use of futures contracts. Convertible Arbitrage Fund utilized futures contracts in order to generate absolute, risk-adjusted returns, to obtain leverage for speculative purposes, to gain exposure to certain asset classes (in which case the derivatives may have economic characteristics similar to those of the reference asset), and to implement selective hedging and to manage risk exposure.

A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option.

The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2024, and the effect of derivative instruments on the Statements of Operations for the fiscal year ended March 31, 2024.

Location of Derivatives on Statements of Assets and Liabilities
	Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
	Equity Price Risk:

Strategies Fund	Purchased Options	Investments in securities at fair value		$20,155
	Futures Contracts	Unrealized appreciation on futures		36,760

Capital Opportunities Fund	Purchased Options	Investments in securities at fair value		366,520
	Written Options		Written options	(8,439,139)
Convertible Arbitrage Fund	Futures Contracts		Unrealized depreciation on futures	(91,407)

For the fiscal year ended March 31, 2024:

		Location of		Change in
		Gain (Loss) on		Unrealized
		Derivatives on	Realized Gain	Appreciation
		Statements of	(Loss) on	(Depreciation)
	Derivatives	Operations	Derivatives	on Derivative
	Equity Risk Exposure:	Net realized gain and change in unrealized appreciation (depreciation) on investments
Strategies Fund	Purchased Options		$(302,156)	$248,570
	Written Options		(74,653)	5,709
	Futures Contracts		(3,413,197)	534,448
Capital Opportunities Fund	Purchased Options		(12,228,863)	5,026,091
	Written Options		1,695,412	(3,032,107)
Convertible Arbitrage Fund	Futures Contracts		1,568,964	1,259,332

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended March 31, 2024:

		Average Ending Monthly
	Derivatives	Fair Value
Strategies Fund	Purchased Options	$150,834
	Written Options	(28,521)
	Futures Contracts	(13,436,922)
Capital Opportunities Fund	Purchased Options	2,464,394
	Written Options	(8,394,530)
Convertible Arbitrage Fund	Futures Contracts	(55,833,887)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Pursuant to an investment management agreement, the Adviser receives a management fee from Strategies Fund, Capital Opportunities Fund, Convertible Arbitrage Fund and Flexible Fund at an annual rate of 1.40%, 1.40%, 1.00% and 1.40%, respectively, of such Fund’s average daily net assets.

Any sub-advisory fee, calculated as a percentage of a Fund’s average daily net assets managed by a subadviser, is paid by the Adviser out of the fees it receives pursuant to the management agreement.

The Trust and the Adviser assumed the expense limitation agreements that were in effect for each Predecessor Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Strategies Fund operating expenses, but only to the extent necessary so that the Strategies Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.79% of Strategies Fund’s average daily net assets. The contractual agreement is in place through at least July 31, 2025 and may not be terminated prior to this date except by the Board upon sixty (60) days’ written notice to the Adviser. Prior to September 8, 2023, the expense cap was 1.99%. During the fiscal year ended March 31, 2024, Strategies Fund invested in Capital Opportunities Fund, Convertible Arbitrage Fund, Flexible Fund and Absolute Select Value ETF. As of March 31, 2024, Strategies Fund owned approximately 11.3%, 25.3% and 1.4% of Capital Opportunities

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

Fund, Flexible Fund and Absolute Select Value ETF, respectively. The Adviser has agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute. For the fiscal year ended March 31, 2024, the Adviser waived fees of $172,366 related to these pooled vehicles sponsored by Absolute and this waiver is not subject to recoupment.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.48% of Capital Opportunities Fund’s average daily net assets and 1.48% of Flexible Fund’s average daily net assets. The contractual agreement is in place through at least July 31, 2025 and may only be waived by the Board upon sixty (60) days notice to the Adviser. Prior to September 8, 2023, the expense cap for Capital Opportunities Fund and Flexible Fund was 1.49%. The Adviser waived fees of $195,386 and $160,048 for Capital Opportunities Fund and Flexible Fund, respectively, for the fiscal year ended March 31, 2024.

The Adviser has also contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Convertible Arbitrage Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.20% and 1.45% of Convertible Arbitrage Fund’s average daily net assets of the Institutional Shares and Investor Shares, respectively, through at least July 31, 2025. The contractual agreement may not be terminated prior to this date except by the Board upon sixty (60) days’ written notice to the Adviser. The Adviser waived fees of $470,042

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

for Convertible Arbitrage Fund for the fiscal year ended March 31, 2024. In addition, the Adviser has agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute. As of March 31, 2024, Convertible Arbitrage Fund owned approximately 73.3% of Flexible Fund. For the fiscal year ended March 31, 2024, the Adviser waived management fees of $309,162 for Convertible Arbitrage Fund related to this investment in a pooled vehicle sponsored by Absolute and this waiver is not subject to recoupment.

The expense caps may only be raised with the consent of the Board. Absolute may recoup from a Fund fees waived (other than advisory fees waived by Absolute related to the Funds’ investments in other pooled vehicles sponsored by Absolute) and expenses reimbursed by Absolute pursuant to the expense caps in the three years following the date the particular waiver/expense payment occurred in connection with a Fund or its predecessor fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the expense cap apply. As of March 31, 2024, $627,004, $3,546,647 and $306,660 for Capital Opportunities Fund, Convertible Arbitrage Fund and Flexible Fund, respectively, is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board.

Prior to September 8, 2023, Apex Fund Services provided fund accounting, fund administration, compliance and transfer agency services to each Fund’s predecessor fund.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter. Prior to September 8, 2023, Foreside Fund Services, LLC served as the distributor of each Fund’s predecessor fund. The Trust has adopted a Rule 12b-1 plan under which the Convertible Arbitrage Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares of the Fund for distribution services and/or the servicing of shareholder accounts.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Funds for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Funds for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2024, purchases and sales of investment securities, other than short-term investments, were as follows:

	Purchases	Sales
Strategies Fund	$2,351,438	$2,588,501
Capital Opportunities Fund	7,891,531	49,460,492
Convertible Arbitrage Fund	284,522,366	307,735,352
Flexible Fund	11,326,862	14,242,389

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended March 31, 2024.

NOTE 7. FEDERAL INCOME TAX

At March 31, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

		Capital
		Opportunities	Convertible
	Strategies Fund	Fund	Arbitrage Fund	Flexible Fund
Gross unrealized appreciation	$657,100	$26,227,043	$125,538,709	$1,014,659
Gross unrealized depreciation	(112,107)	(11,762,419)	(136,767,595)	(833,779)
Net unrealized appreciation/ (depreciation) on investments	$544,993	$14,464,624	$(11,228,886)	$180,880
Tax cost of investments	$17,697,388	$47,880,444	$577,939,414	$24,513,429

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

The tax character of distributions for the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

		Capital
		Opportunities
	Strategies Fund	Fund	Convertible Arbitrage Fund		Flexible Fund
	2024	2024	2024	2023	2024	2023
Distributions paid from:
Ordinary income(a)	$178,897	$56,191	$36,463,135	$14,436,705	$1,469,230	$434,016
Long-term capital gains	—	—	—	17,433,090	280,364	—
Total distributions paid	$178,897	$56,191	$36,463,135	$31,869,795	$1,749,594	$434,016

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Capital
		Opportunities	Convertible
	Strategies Fund	Fund	Arbitrage Fund	Flexible Fund
Undistributed ordinary income	$161,260	$247,384	$26,963,471	$370,879
Accumulated capital and other losses	(39,949,479)	(28,783,200)	(1)	(118,224)
Unrealized appreciation/ (depreciation) on investments	544,993	14,464,624	(11,228,886)	180,880
Total accumulated earnings (deficit)	$(39,243,226)	$(14,071,192)	$15,734,584	$433,532

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to return of capital on equity securities, convertible bond deemed dividends, wash sales, futures, constructive sales, convertible bond premium amortization, straddles, cover loss deferrals, contingent payment debt instruments and deferred business interest expense.

As of March 31, 2024, Strategies Fund and Capital Opportunities Fund have $38,446,872 and $28,783,009 of available short-term capital loss carryforwards, respectively, and the Strategies Fund has $1,502,562 of available long-term capital loss carryfowards not subject to expiration.

Absolute Mutual Funds
Notes to the Financial Statements (continued)
March 31, 2024

For tax purposes, the current deferred post October short-term and long-term losses are $118,224 for Flexible Fund (realized during the period November 1, 2023 through March 31, 2024). These losses will be recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2024.

NOTE 8. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Each Fund may invest a significant portion of its assets in shares of one or more investment companies. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of March 31, 2024, the Strategies Fund had 70.15% of the value of its net assets invested in open-end mutual funds. The financial statements of these mutual funds can be found at www.sec.gov and should be read in conjunction with the Funds’ financial statements.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Absolute Funds and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, futures contracts, and written options of Absolute Funds, comprising the funds listed below (the “Funds”), each a series of Unified Series Trust, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Absolute Strategies Fund,Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023
Absolute Flexible Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from June 30, 2022 (commencement of operations) through March 31, 2023

The Funds’ financial statements and financial highlights for the years ended March 31, 2022, and prior, were audited by other auditors whose report dated May 27, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 30, 2024

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the liquidity risk of each individual series of the Trust (each a “Fund” and collectively the “Funds”), taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with such Fund’s prospectus and within the requirements of the 1940 Act. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Summary of Fund Expenses (Unaudited)

		Beginning	Ending
		Account Value	Account Value	Expenses Paid	Annualized
		October 1,	March 31,	During	Expense
		2023	2024	Period(a)	Ratio
Strategies Fund
Institutional Shares	Actual	$1,000.00	$988.00	$8.19	1.65%
	Hypothetical(b)	$1,000.00	$1,016.76	$8.30	1.65%
Capital Opportunities Fund
Institutional Shares	Actual	$1,000.00	$1,107.90	$7.81	1.48%
	Hypothetical(b)	$1,000.00	$1,017.59	$7.47	1.48%
Convertible Arbitrage Fund
Institutional Shares	Actual	$1,000.00	$1,037.80	$6.96	1.37%
	Hypothetical(b)	$1,000.00	$1,018.17	$6.89	1.37%
Investor Shares	Actual	$1,000.00	$1,037.10	$8.20	1.61%
	Hypothetical(b)	$1,000.00	$1,016.95	$8.12	1.61%
Flexible Fund
Institutional Shares	Actual	$1,000.00	$1,046.80	$7.75	1.51%
	Hypothetical(b)	$1,000.00	$1,017.43	$7.64	1.51%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

		Capital
Qualified Dividend		Opportunities	Convertible
Income	Strategies Fund	Fund	Arbitrage Fund	Flexible Fund
	—%	100%	—%	—%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Capital
Qualified Business		Opportunities	Convertible
Income	Strategies Fund	Fund	Arbitrage Fund	Flexible Fund
	—%	—%	—%	—%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

		Capital
Dividends Received		Opportunities	Convertible
Deduction	Strategies Fund	Fund	Arbitrage Fund	Flexible Fund
	—%	100%	—%	—%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

		Capital
Long-Term Capital		Opportunities	Convertible
Gains Distributions	Strategies Fund	Fund	Arbitrage Fund	Flexible Fund
	$—	$—	$—	$280,364

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present); Trustee, OneAscent Private Markets Access Fund (April 2024 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Advisory Board Member, AKRA Investment Services, Inc. (January 2024 – present); Trustee and Chair, OneAscent Private Markets Access Fund (April 2024 – present).

 Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans; Trustee, Peak Income Plus Fund (May 2022 – 2024); Director, Advisors Charitable Gift Fund, a Donor Advised Fund (2020 – 2024).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi- Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, OneAscent Private Markets Access Fund (April 2024 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023); Interested Trustee, Peak Income Plus Fund (May 2022 – 2024); Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November (2022 – 2024).

Martin R. Dean (1963)
President, August 2021 to present; Vice President,
November 2020 to August 2021; Chief Compliance
Officer, April 2021 to August 2021; Assistant Chief
Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (2021 – present). Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer and Interested Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 992-2765 to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE

Rev: May 2023

FACTS	WHAT DOES ABSOLUTE FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances and account transactions

●     transaction or loss history and purchase history

●     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 992-2765

Who we are
Who is providing this notice?	Absolute Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     buy securities from us or sell securities to us

●     make deposits or withdrawals from your account or provide account information

●     give us your account information

●     make a wire transfer

●     tell us who receives the money

●     tell us where to send the money

●     show your government-issued ID

●     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes— information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Absolute Investment Advisers LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

This page is intentionally left blank.

This page is intentionally left blank.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 992-2765 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES
Daniel J. Condon, Chair
David R. Carson
Kenneth G.Y. Grant
Freddie Jacobs, Jr.
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS
Martin R. Dean, President
Gweneth K. Gosselink,
    Chief Compliance Officer
Zachary P. Richmond,
    Treasurer and Chief Financial Officer

INVESTMENT ADVISER
Absolute Investment Advisers LLC
82 South Barrett Square, Unit 4G
Rosemary Beach, FL 32461

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, 20th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC Member FINRA/SIPC

Absolute MF-AR-24

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Freddie Jacobs, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dean Funds:                                      FY 2024 $44,400

FY 2023 $42,300

Absolute Core Strategy ETF                FY 2024 $18,500

FY 2023 $15,150

Absolute Funds                                   FY 2024 $74,000

(b)	Audit-Related Fees

Dean Funds:                                       FY 2024 $0

FY 2023 $0

Absolute Core Strategy ETF                FY 2024 $0

FY 2023 $0

Absolute Funds                                   FY 2024 $0

FY 2023 $0

(c)	Tax Fees

Dean Funds:                                       FY 2024 $9,900

FY 2023 $9,900

Absolute Core Strategy ETF                FY 2024 $3,300

FY 2023 $3,300

Absolute Funds                                   FY 2024 $13,200

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Dean Funds:                                         FY 2024 $0

FY 2023 $0

Absolute Core Strategy ETF                 FY 2024 $0

FY 2023 $0

Absolute Funds                                    FY 2024 $0

FY 2023 $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant              Adviser

Dean Funds:

FY 2024                          $ 0                       $ 0

FY 2023                         $ 0                       $ 0

Absolute Core Strategy ETF

FY 2024                          $ 0                       $ 0

FY 2023                          $ 0                       $ 0

Absolute Funds

FY 2024                          $ 0                       $ 0

FY 2023                          $ 0                       $ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. All of the Board’s independent trustees are members of the audit committee.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1)	Not applicable.

(2)	Change in the registrant’s independent public accountants: Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By _ _/s/ Martin R. Dean

Martin R. Dean, Principal Executive Officer

Date 6/5/2024__

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By ___/s/ Martin R. Dean_

Martin R. Dean, Principal Executive Officer

Date 6/5/2024___

By ___ _/s/ Zachary P. Richmond

Zachary P. Richmond, Principal Financial Officer

Date 6/5/2024__